As filed with the Securities and Exchange Commission on July 2, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Absolute Return Multi-Manager Fund

Semi-Annual Report

April 30, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	9
FINANCIAL STATEMENTS	24
FINANCIAL HIGHLIGHTS/PER SHARE DATA	39
Directory	42
Proxy Voting Policies and Procedures	43
Quarterly Portfolio Schedule	43
Board Consideration of the Management and Sub-Advisory Agreements	44

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the six months ended April 30, 2013. The Fund seeks capital appreciation with an emphasis on absolute returns by investing in a diversified portfolio of assets subadvised by seasoned hedge fund managers across multiple strategies that target low volatility and low beta to broader markets.

Investors encountered a number of uncertainties during the reporting period, including moderating global growth, the impact of the U.S. fiscal cliff and sequestration, and the ongoing European sovereign debt crisis. However, we believe these issues were trumped by continued monetary policy accommodation by the Federal Reserve and other central banks globally. Against this backdrop, risk assets generated strong results during the reporting period. U.S. equities reached record highs, whereas the overall fixed income market was relatively flat. Market volatility was relatively modest overall and hedge fund managers, as reflected by the HFRX Absolute Return Index, returned 2.00% during the reporting period.

Looking ahead, given the equity market's sharp rally in the first part of 2013, our long/short subadvisers appear conservatively positioned. In particular, they are maintaining low net exposures in an attempt to protect their respective portfolios should the market experience a setback. That said, the reduction in intra-market security correlation has provided what we believe is a more conducive trading environment for our long/short subadvisers. From a strategy perspective, merger and acquisition activity has picked up and our subadvisors feel this will accelerate going forward. Therefore, we anticipate maintaining our large allocation to event driven and merger arbitrage dedicated strategies. Within credit, our subadvisers continue to favor bank loans over high yield bonds given the tight yield spreads that exist. We anticipate maintaining a sizable allocation to credit strategies.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 4.97% total return for the six months ended April 30, 2013 and outperformed its primary benchmark, the HFRX Absolute Return Index, which posted a 2.00% return. (Performance for all share classes is provided in the table following this letter.)

Risk assets generated strong results during the reporting period. In our opinion, investor sentiment was buoyed by a resolution to the U.S. fiscal cliff and concerns regarding the impact of the sequestration appeared short lived. Demand for risk assets was also fueled by continued aggressive monetary policy accommodation by the Federal Reserve and the central banks of other developed countries. There were several spikes in market volatility during the period, most notably leading up to the fiscal cliff and sequestration. However, market volatility overall was relatively benign and U.S. equity indices reached all-time highs. All told, the S&P 500 Index returned 14.42% and the Barclays U.S. Aggregate Bond Index rose 0.90% during the past fiscal six months.

Seven of the portfolio's eight subadvisers generated positive absolute returns for the period. Long/short equity was the most material positive contributor, with two of the Fund's three subadvisers in the space posting positive performance. With correlations among stocks declining, it was a positive environment for stock picking. In particular, long positions in the Health Care sector were beneficial to performance. These and other long positions largely offset the negative impact of short positions amid the market's sharp ascent.

Credit long/short strategies were the next most material positive contributor for the period, as both subadvisers in the space generated gains. The spread between bank loans and high yield bonds remained near historical tights, making bank loans attractive as they appear to offer a greater degree of protection against a potential rise in interest rates and have seniority in the capital structure. Against this backdrop, our subadvisers increased their allocation to bank loans relative to high yield bonds.

Event driven equity strategies also performed well during the period, with all three of the portfolio's subadvisers within this category generating positive performance. Merger and acquisition ("M&A") activity increased during the period, driven by several large deal announcements in February, some of which were the largest in terms of dollar amounts since 2008. Outside of M&A, trades involving companies undergoing other forms of corporate activity, such as real estate investment trust (REIT) or master limited partnership (MLP) conversions, spin-offs, or asset sales, were also additive to the Fund's performance.

During the reporting period, the subadvisers' use of futures, options and equity swaps did not contribute materially to the Fund's results.

Market dynamics and broad themes driving security prices can have positive or negative effects on the Fund's returns. Whereas the market was primarily driven by macro fears and decisions by policymakers in the U.S. and Europe over much of 2012, we have started to see a shift toward fundamentals and valuations during the reporting period. Given that our subadvisers are focused primarily on long-term fundamentals, we anticipate their performance could benefit from this change.

With the market's strong performance in the first part of 2013, our long/short subadvisers have maintained their conservative profile, with low gross and net exposures as they remain focused on hedging against the possibility of a market correction in the near term.

Our credit strategy subadvisers continue to favor bank loans over high yield bonds given continued tight spreads. In addition, our subadvisers are beginning to see what they consider are attractive opportunities in middle market high yield companies that lack easy access to the public financing markets. As we remain positive in the credit space given the opportunity set we see, we anticipate that we will maintain a large allocation to credit strategies and plan to opportunistically add to the allocation.

2

In terms of M&A, we believe companies are becoming more comfortable with the state of the macro economy and are deploying their record high cash balances and taking advantage of the attractive financing environment by engaging in transactions to increase shareholder value. Our subadvisers continue to have confidence that the deal environment, whether that be in mergers, divestitures, spin-offs or tax-enhancing strategies, will accelerate. We plan to maintain our large allocation to event driven and merger arbitrage dedicated strategies.

Sincerely,

ERIC WEINSTEIN, JEFF MAJIT, FRED INGHAM, DAVID KUPPERMAN AND IAN HAAS
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

3

Absolute Return Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	57.5%	(16.8)%
Bank Loan Obligations	10.8	—
Corporate Debt Securities	2.9	(0.1)
Purchased Options	0.2	—
Exchange Traded Funds	0.6	(4.6)
Investment Companies	3.4	—
Rights	0.0	—
U.S. Treasury Securities	0.1	(0.2)
Warrants	0.2	—
Short-Term Investments	32.9	—
Cash, receivables and other assets, less liabilities	13.1	—
Total	121.7%	(21.7)%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 04/30/2013	Cumulative Total Return Ended 04/30/2013 Life of Fund
At NAV
Institutional Class	05/15/2012	4.97%	4.97%
Class A	05/15/2012	4.68%	4.58%
Class C	05/15/2012	4.40%	3.88%
With Sales Charge
Class A		–1.34%	–1.43%
Class C		3.40%	2.88%
Index
HFRX Absolute Return Index[1,2]		2.00%	1.66%
S&P 500 Index[1,2]		14.42%	21.94%
Barclays U.S. Aggregate Bond Index[1,2]		0.90%	3.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Endnotes

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that the S&P 500 and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. The HFRX Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

5

Glossary of Indices

HFRX Absolute Return Index:

Designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Fund weights are determined by the optimization process. Constituent funds are selected from an eligible pool of the more than 6,800 funds that report performance to the Hedge Fund Research (HFR) database on a voluntary basis, and rebalanced quarterly. Funds included in the index must meet all of the following criteria: report monthly returns net of all fees; be denominated in USD; be active and accepting new investments; have a minimum 24 months track record; and the Fund's manager must have at least $50 million in assets under management. The index is available daily, with finalized month-end performance available two to three business days after the last business day of the month.

Barclays U.S. Aggregate Bond Index:

An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. Asset backed securities must have at least $500 million deal size and $25 million tranche size. For commercial mortgage-backed securities, the original transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the current outstanding transaction size must be at least $300 million to remain in the index.

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six months ended April 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 4/30/13 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/01/2012	Ending Account Value 4/30/2013	Expenses Paid During the Period(1) 11/01/2012 - 4/30/2013	Expense Ratio	Beginning Account Value 11/01/2012	Ending Account Value 4/30/2013	Expenses Paid During the Period(1) 11/01/2012 - 4/30/2013	Expense Ratio
Neuberger Berman Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,049.70	$12.50	2.46%	$1,000.00	$1,012.60	$12.28	2.46%
Class A	$1,000.00	$1,046.80	$13.91	2.74%	$1,000.00	$1,011.21	$13.66	2.74%
Class C	$1,000.00	$1,044.00	$17.84	3.52%	$1,000.00	$1,007.34	$17.52	3.52%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

8

Schedule of Investments Absolute Return Multi-Manager Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	HJ Heinz Co.	United States	Food Products	2.3%
2	Virgin Media, Inc.	United States	Media	2.2%
3	Life Technologies Corp.	United States	Life Sciences Tools & Services	1.7%
4	Plains Exploration & Production Co.	United States	Oil, Gas & Consumable Fuels	1.3%
5	NYSE Euronext	United States	Diversified Financial Services	1.1%
6	Pfizer, Inc.	United States	Pharmaceuticals	1.0%
7	BMC Software, Inc.	United States	Software	0.9%
8	Dover Corp.	United States	Machinery	0.8%
9	Tyco International Ltd.	Switzerland	Commercial Services & Supplies	0.7%
10	Roche Holding AG ADR	Liechtenstein	Pharmaceuticals	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	Liberty Global, Inc. Class A	United States	Media	(0.8)%
2	IntercontinentalExchange, Inc.	United States	Diversified Financial Services	(0.8)%
3	Freeport-McMoRan Copper & Gold, Inc.	United States	Metals & Mining	(0.5)%
4	Comcast Corp. Class A	United States	Media	(0.4)%
5	The Sherwin-Williams Co.	United States	Chemicals	(0.4)%
6	DENTSPLY International, Inc.	United States	Health Care Equipment & Supplies	(0.3)%
7	Lennar Corp. Class A	United States	Household Durables	(0.3)%
8	LinnCo LLC	United States	Oil, Gas & Consumable Fuels	(0.3)%
9	WhiteWave Foods Co. Class A	United States	Food Products	(0.3)%
10	Liberty Global, Inc. Series C	United States	Media	(0.3)%
	Number of Shares	Value†
Long Positions (108.6%)
Common Stocks (57.5%)
Aerospace & Defense (0.4%)
DigitalGlobe, Inc.	7,050	$205,790	*Ø
Triumph Group, Inc.	410	32,759
		238,549
Auto Components (0.2%)
Visteon Corp.	2,000	117,580	*
Automobiles (0.3%)
Fiat SpA	1,458	8,721	*
Harley-Davidson, Inc.	3,400	185,810	Ø
		194,531
Beverages (0.6%)
Constellation Brands, Inc. Class A	5,178	255,534	*Ø
Grupo Modelo SAB de CV Series C	10,000	90,988
		346,522
Biotechnology (3.1%)
3SBio, Inc. ADR	500	8,255	*
ACADIA Pharmaceuticals, Inc.	8,260	106,471	*
	Number of Shares	Value†
Aegerion Pharmaceuticals, Inc.	1,000	$42,040	*
Alkermes PLC	940	28,773	*
Alnylam Pharmaceuticals, Inc.	960	22,992	*
Biogen Idec, Inc.	720	157,630	*
BioMarin Pharmaceutical, Inc.	4,550	298,480	*
Cepheid, Inc.	3,190	121,635	*
Cubist Pharmaceuticals, Inc.	4,600	211,232	*Ø
Elan Corp. PLC ADR	7,110	83,187	*
Gilead Sciences, Inc.	3,840	194,458	*
InterMune, Inc.	4,770	44,504	*
Neurocrine Biosciences, Inc.	14,090	162,599	*
NPS Pharmaceuticals, Inc.	14,180	190,437	*
Onyx Pharmaceuticals, Inc.	450	42,660	*
QLT, Inc.	6,520	52,356	*
Sarepta Therapeutics, Inc.	1,130	32,815	*
Synageva BioPharma Corp.	1,460	75,467	*Ø
	Number of Shares	Value†
ThromboGenics NV	1,060	$51,776	*
		1,927,767
Capital Markets (0.4%)
American Capital Ltd.	388	5,871	*
Evercore Partners, Inc. Class A	6,400	241,600	Ø
		247,471
Chemicals (1.5%)
Flotek Industries, Inc.	4,540	72,822	*
FMC Corp.	3,825	232,177
Huntsman Corp.	4,900	92,414
LyondellBasell Industries NV Class A	256	15,539
Rockwood Holdings, Inc.	385	24,983
The Mosaic Co.	4,841	298,157
The Sherwin- Williams Co.	1,200	219,732	Ø
		955,824
Commercial Banks (0.3%)
CIT Group, Inc.	511	21,722	*
Investors Bancorp, Inc.	11	218
PrivateBancorp, Inc.	2,400	46,032
Prosperity Bancshares, Inc.	1,450	66,613

See Notes to Schedule of Investments

9

	Number of Shares	Value†
Sterling Bancorp.	5,000	$56,400
		190,985
Commercial Services & Supplies (0.9%)
Copart, Inc.	3,200	112,800	*
Tyco International Ltd.	14,125	453,695
		566,495
Communications Equipment (1.0%)
Cisco Systems, Inc.	12,000	251,040	Ø
F5 Networks, Inc.	670	51,208	*
Loral Space & Communications, Inc.	1,500	92,280
RADWARE Ltd.	3,720	55,763	*
Telular Corp.	12,000	153,240
		603,531
Computers & Peripherals (1.1%)
Dell, Inc.	25,077	336,032	Ø
EMC Corp.	5,480	122,916	*
Intermec, Inc.	26,500	260,760	*Ø
		719,708
Construction & Engineering (0.3%)
EMCOR Group, Inc.	1,160	43,384
Foster Wheeler AG	2,940	62,034	*
Jacobs Engineering Group, Inc.	1,820	91,874	*
		197,292
Consumer Finance (0.0%)
Netspend Holdings, Inc.	200	3,192	*
Distributors (0.1%)
LKQ Corp.	3,230	77,778	*
Diversified Consumer Services (0.5%)
H&R Block, Inc.	3,046	84,496
Regis Corp.	13,500	253,125	Ø
		337,621
Diversified Financial Services (1.1%)
NYSE Euronext	17,248	669,395	Ø
Diversified Telecommunication Services (0.2%)
Fairpoint Communications, Inc.	5,645	45,950	*
Intelsat SA	1,560	31,434	*
Ziggo NV	500	17,921
		95,305
Electrical Equipment (0.9%)
AMETEK, Inc.	2,040	83,048
Capstone Turbine Corp.	108,235	95,258	*
Eaton Corp. PLC	4,400	270,204
	Number of Shares	Value†
Roper Industries, Inc.	960	$114,864
		563,374
Electronic Equipment, Instruments & Components (0.2%)
OSI Systems, Inc.	1,680	96,264	*Ø
Power-One, Inc.	1,500	9,480	*
Softchoice Corp.	1,000	19,862
		125,606
Energy Equipment & Services (1.1%)
Cameron International Corp.	1,040	64,012	*
Dresser-Rand Group, Inc.	1,120	62,283	*
Exterran Holdings, Inc.	2,440	64,465	*
Heckmann Corp.	6,512	24,029	*Ø
Lufkin Industries, Inc.	3,500	309,015
Noble Corp.	2,556	95,850
Transocean Ltd.	1,870	96,249	*
		715,903
Food & Staples Retailing (0.5%)
Harris Teeter Supermarkets, Inc.	1,610	67,282
United Natural Foods, Inc.	1,330	66,420	*
Walgreen Co.	2,120	104,961
Whole Foods Market, Inc.	890	78,605
		317,268
Food Products (3.8%)
Boulder Brands, Inc.	5,720	51,537	*
Copeinca ASA	10,000	104,916
DE Master Blenders 1753 NV	12,300	195,030	*
Dean Foods Co.	15,264	292,153	*Ø
GrainCorp Ltd. Class A	1,000	13,290
HJ Heinz Co.	20,187	1,461,943	Ø
Rieber & Son AS	7,000	81,332	*
Smithfield Foods, Inc.	5,927	151,731	*
		2,351,932
Health Care Equipment & Supplies (2.6%)
Analogic Corp.	3,590	285,333	Ø
ArthroCare Corp.	2,070	71,725	*
Baxter International, Inc.	3,720	259,916	Ø
Conceptus, Inc.	4,000	124,040	*
CONMED Corp.	3,360	105,269
Covidien PLC	3,600	229,824	±
Cynosure, Inc. Class A	3,680	95,165	*
Hologic, Inc.	4,424	90,117	*
	Number of Shares	Value†
Insulet Corp.	3,150	$79,506	*
Palomar Medical Technologies, Inc.	1,000	13,550	*
Teleflex, Inc.	1,490	116,414
The Cooper Cos., Inc.	680	75,072	Ø
Wright Medical Group, Inc.	2,516	58,975	*±
		1,604,906
Health Care Providers & Services (4.1%)
Accretive Health, Inc.	4,861	51,235	*Ø
Air Methods Corp.	5,880	215,149
AmerisourceBergen Corp.	1,440	77,933
Assisted Living Concepts, Inc. Class A	4,000	47,680
Cardinal Health, Inc.	5,430	240,114
Catamaran Corp.	3,090	178,386	*Ø
Community Health Systems, Inc.	4,790	218,280	Ø
Coventry Health Care, Inc.	6,118	303,147	Ø
Emeritus Corp.	1,030	26,471	*
HCA Holdings, Inc.	4,080	162,751	Ø
Health Net, Inc.	2,330	68,502	*
McKesson Corp.	1,990	210,582
Patterson Cos., Inc.	5,330	202,273
Quest Diagnostics, Inc.	2,990	168,427
Team Health Holdings, Inc.	5,770	215,106	*
Universal Health Services, Inc. Class B	2,220	147,830
WellCare Health Plans, Inc.	1,120	65,307	*Ø
		2,599,173
Hotels, Restaurants & Leisure (0.8%)
7 Days Group Holdings Ltd. ADR	200	2,718	*
Ameristar Casinos, Inc.	5,477	144,538	Ø
International Game Technology	1,686	28,578
Orient-Express Hotels Ltd. Class A	3,000	30,300	*
SeaWorld Entertainment, Inc.	3,200	107,520	*
SHFL Entertainment, Inc.	4,160	65,728	*
WMS Industries, Inc.	4,201	106,621	*
		486,003

See Notes to Schedule of Investments

10

	Number of Shares	Value†
Household Durables (0.5%)
American Greetings Corp. Class A	300	$5,532
Blyth, Inc.	3,538	58,306
Ethan Allen Interiors, Inc.	2,350	68,808
Lennar Corp. Class B	4,816	157,050	Ø
		289,696
Insurance (1.6%)
American International Group, Inc.	3,693	152,964	*±
Fidelity National Financial, Inc. Class A	3,020	81,087
Hartford Financial Services Group, Inc.	15,420	433,148
National Financial Partners Corp.	12,684	321,412	*
		988,611
Internet Software & Services (0.8%)
Akamai Technologies, Inc.	2,310	101,432	*Ø
Brightcove, Inc.	3,720	22,394	*
Millennial Media, Inc.	3,060	21,206	*
Monster Worldwide, Inc.	15,325	67,124	*
Rackspace Hosting, Inc.	1,570	75,674	*
Yahoo!, Inc.	9,741	240,895	*
		528,725
IT Services (0.9%)
Automatic Data Processing, Inc.	2,275	153,198
MAXIMUS, Inc.	2,810	223,929
Teradata Corp.	3,100	158,317	*
		535,444
Life Sciences Tools & Services (1.7%)
Life Technologies Corp.	14,414	1,062,168	*±Ø
Machinery (2.4%)
Dover Corp.	7,550	520,799	Ø
Gardner Denver, Inc.	5,051	379,280
Ingersoll-Rand PLC	1,816	97,701
Pentair Ltd.	5,589	303,762	Ø
Stanley Black & Decker, Inc.	1,735	129,795	Ø
Wabash National Corp.	5,954	56,146	*
Xerium Technologies, Inc.	2,358	22,378	*
		1,509,861
	Number of Shares	Value†
Media (5.4%)
Arbitron, Inc.	3,664	$171,072	Ø
CBS Corp. Class B	3,900	178,542
Clear Channel Outdoor Holdings, Inc. Class A	2,170	15,689	*
Comcast Corp. Class A	7,147	280,806	Ø
DreamWorks Animation SKG, Inc. Class A	5,130	98,906	*Ø
Gray Television, Inc.	18,073	114,764	*
Journal Communications, Inc. Class A	2,000	13,620	*
Lamar Advertising Co. Class A	5,000	234,100	*±
Liberty Global, Inc. Series C	1,307	88,419	*
Liberty Media Corp. Class A	1,288	147,965	*Ø
Lions Gate Entertainment Corp.	3,410	84,602	*
Nexstar Broadcasting Group, Inc. Class A	1,499	36,501
Tribune Co.	6,512	369,556	*Ø
Tribune Co. Class 1C Litigation	300,000	1,650	*
Viacom, Inc. Class B	2,850	182,371
Virgin Media, Inc.	27,872	1,359,596	Ø
		3,378,159
Metals & Mining (0.8%)
AuRico Gold, Inc.	7,000	36,190
Aurizon Mines Ltd.	10,000	42,880	*
First Quantum Minerals Ltd.	2,000	34,920
Gold Fields Ltd. ADR	29,763	222,032
Hoganas AB Class B	1,000	47,755
Sibanye Gold Ltd. ADR	4,414	16,994	*
SunCoke Energy, Inc.	7,748	117,227	*Ø
		517,998
Multi-Utilities (0.2%)
CH Energy Group, Inc.	2,000	129,940	Ø
Oil, Gas & Consumable Fuels (4.1%)
Berry Petroleum Co. Class A	4,255	203,857	Ø
Cameco Corp.	15,420	300,844	Ø
	Number of Shares	Value†
Copano Energy LLC	1,000	$40,190
EQT Corp.	970	72,866
Hess Corp.	2,205	159,157	Ø
Kelt Exploration Ltd.	1,000	7,296	*
McMoRan Exploration Co.	21,066	348,642	*Ø
Occidental Petroleum Corp.	3,706	330,797
Peabody Energy Corp.	3,584	71,895
Plains Exploration & Production Co.	17,683	799,272	*Ø
QEP Resources, Inc.	5,267	151,216
Tesoro Corp.	1,772	94,625
Uranium One, Inc.	1,000	2,779	*
		2,583,436
Paper & Forest Products (0.6%)
Buckeye Technologies, Inc.	10,615	399,018
Personal Products (0.3%)
The Estee Lauder Cos., Inc. Class A	2,800	194,180	Ø
Pharmaceuticals (5.0%)
AbbVie, Inc.	8,480	390,504
Actavis, Inc.	800	84,584	*
Aspen Pharmacare Holdings Ltd.	2,260	49,086	*
AstraZeneca PLC ADR	3,710	192,623
Auxilium Pharmaceuticals, Inc.	1,880	28,069	*Ø
Bristol-Myers Squibb Co.	3,210	127,501
Cadence Pharmaceuticals, Inc.	1,240	8,779	*
Dr. Reddy's Laboratories Ltd. ADR	810	30,683
Impax Laboratories, Inc.	5,460	95,550	*
Jazz Pharmaceuticals PLC	1,160	67,686	*
Ono Pharmaceutical Co. Ltd.	2,830	186,373
Pfizer, Inc.	21,280	618,610	Ø
Roche Holding AG ADR	7,110	443,806
Sanofi ADR	3,160	168,586
SHIRE PLC ADR	1,420	132,969
Takeda Pharmaceutical Co. Ltd.	2,770	152,018
Taro Pharmaceutical Industries Ltd.	500	30,305	*
ViroPharma, Inc.	8,940	243,615	*Ø

See Notes to Schedule of Investments

11

	Number of Shares	Value†
Warner Chilcott PLC Class A	3,750	$53,925
XenoPort, Inc.	2,480	15,401	*
		3,120,673
Professional Services (0.5%)
The Corporate Executive Board Co.	1,660	93,558
The Dun & Bradstreet Corp.	1,925	170,266
TrueBlue, Inc.	3,140	65,061	*
		328,885
Real Estate Investment Trusts (1.8%)
BRE Properties, Inc.	5,681	286,777
Newcastle Investment Corp.	8,900	100,837
Ryman Hospitality Properties	3,331	148,097	Ø
Spirit Realty Capital, Inc.	8,491	182,811
The Geo Group, Inc.	10,609	397,307	Ø
		1,115,829
Semiconductors & Semiconductor Equipment (0.5%)
Analog Devices, Inc.	1,000	43,990
Applied Materials, Inc.	3,330	48,318
Entegris, Inc.	4,570	43,324	*
Lam Research Corp.	1,070	49,455	*
Photronics, Inc.	10,400	82,056	*
Silicon Image, Inc.	13,870	68,379	*
		335,522
Software (2.4%)
AVG Technologies NV	4,430	72,298	*
BMC Software, Inc.	12,386	563,315	*±Ø
Citrix Systems, Inc.	1,050	65,278	*
Compuware Corp.	6,618	79,416	*
Electronic Arts, Inc.	3,950	69,560	*
Jive Software, Inc.	4,270	58,029	*Ø
Nuance Communications, Inc.	6,100	116,144	*±
PTC, Inc.	5,390	129,414	*
Symantec Corp.	7,400	179,820	*Ø
Synopsys, Inc.	1,940	69,006	*
TiVo, Inc.	9,082	106,441	*
		1,508,721
Specialty Retail (0.6%)
Best Buy Co., Inc.	130	3,379
Francesca's Holdings Corp.	2,420	69,115	*
GNC Holdings, Inc. Class A	1,860	84,314	Ø
	Number of Shares	Value†
Hot Topic, Inc.	2,000	$27,900
Office Depot, Inc.	8,116	31,328	*
The Children's Place Retail Stores, Inc.	3,175	155,321	*
		371,357
Textiles, Apparel & Luxury Goods (0.0%)
Fifth & Pacific Cos., Inc.	713	14,702	*
Thrifts & Mortgage Finance (0.3%)
Federal National Mortgage Association, Preference Shares Series S	2,590	11,862	*µ
Hudson City Bancorp., Inc.	6,500	54,015	Ø
Ocwen Financial Corp.	1,235	45,177	*
TFS Financial Corp.	7,806	84,851	*
		195,905
Transportation Infrastructure (0.1%)
Macquarie Infrastructure Co., LLC	1,308	76,230
Wireless Telecommunication Services (1.0%)
MetroPCS Communications, Inc.	10,000	118,400	*
Sprint Nextel Corp.	20,417	143,940	*±
Vodafone Group PLC ADR	12,603	385,526
		647,866
Total Common Stocks (Cost $34,396,360)		36,086,637
Exchange Traded Funds (0.6%)
PowerShares DB U.S. Dollar Index Bullish Fund (Cost $386,153)	17,250	382,950	*
Investment Companies (3.4%)
Mutual Funds (3.4%)
MainStay Unconstrained Bond Fund (Cost $2,080,276)	222,225	2,102,249
	Number of Rights	Value†
Rights (0.0%)
Health Care Equipment & Supplies (0.0%)
Wright Medical Group, Inc. (Cost $—)	8,529	$22,175	*±
	Number of Warrants
Warrants (0.2%)
Building Products (0.0%)
Owens Corning	3,193	7,644	*
Machinery (0.0%)
Xerium Technologies, Inc.	1,902	1,521	*
Media (0.2%)
Tribune Co.	1,877	106,426	*
Total Warrants (Cost $91,900)		115,591
	Principal Amount
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.1%)
U.S. Treasury Bonds, 2.75%, due 8/15/42 (Cost $32,136)	$32,000	31,075
Corporate Debt Securities (2.9%)
Aerospace & Defense (0.0%)
Erickson Air-Crane, Inc., 8.25%, due 5/1/20	27,000	27,810	Ñ
Beverages (0.1%)
Constellation Brands, Inc., 3.75%, due 5/1/21	12,000	12,180
Constellation Brands, Inc., 4.25%, due 5/1/23	21,000	21,394
		33,574
Chemicals (0.3%)
Montell Finance Co. BV, 8.10%, due 3/15/27	127,000	174,942	ñ
Commercial Services & Supplies (0.0%)
NES Rentals Holdings, Inc., 7.88%, due 5/1/18	27,000	27,810	Ñ

See Notes to Schedule of Investments

12

	Principal Amount	Value†
Communications Equipment (0.6%)
Nortel Networks Ltd., 5.34%, due 7/15/11	$200,000	$206,500	≠
Sorenson Communications, Inc., 10.50%, due 2/1/15	165,000	153,450	Ñ
		359,950
Diversified Financial Services (0.4%)
Lehman Brothers Holdings, Inc., 6.88%, due 5/2/18	1,000,000	241,250	≠
Independent Power Producers & Energy Traders (0.0%)
AES Corp., 4.88%, due 5/15/23	27,000	27,540
Insurance (0.2%)
Ambac Assurance Corp., 5.10%, due 6/7/20	145,000	126,875	Ñ≠
Leisure Equipment & Products (0.1%)
Eastman Kodak Co., 9.75%, due 3/1/18	59,000	52,141	Ñ≠
Media (0.2%)
COX Communications, Inc., 2.95%, due 6/30/23	55,000	54,878	Ñ
COX Communications, Inc., 4.50%, due 6/30/43	55,000	54,976	Ñ
DISH DBS Corp., 5.88%, due 7/15/22	40,000	40,800
		150,654
Multiline Retail (0.1%)
Dollar General Corp., 3.25%, due 4/15/23	28,000	28,081
Paper & Forest Products (0.3%)
Resolute Forest Products, 5.88%, due 5/15/23	165,000	162,938	Ñ
Wireless Telecommunication Services (0.6%)
Intelsat Luxembourg SA, 11.25%, due 2/4/17	219,000	233,235
Intelsat Luxembourg SA, 7.75%, due 6/1/21	80,000	84,400	ñ
	Principal Amount	Value†
Intelsat Luxembourg SA, 8.13%, due 6/1/23	$80,000	$85,200	ñ
		402,835
Total Corporate Debt Securities (Cost $1,691,099)		1,816,400
Bank Loan Obligationsµ (10.8%)
Aerospace & Defense (0.4%)
Consolidated Precision Products Corp., due 12/20/19	250,000	250,937	¢^^Ña
Commercial Services & Supplies (0.5%)
Sourcehov LLC, 2nd Lien Term Loan, due 4/30/19	37,000	37,648	¢^^Ña
Truven Health Analytics, Inc., Term Loan, due 5/25/19	250,000	252,970
		290,618
Communications Equipment (0.4%)
Securus Technologies Holdings, Inc., 2nd Lien Term Loan, due 4/2/21	59,000	58,926	¢^^
Securus Technologies Holdings, Inc., First Lien Term Loan, due 3/28/20	65,000	65,122	¢^^
Sorenson Communications, Inc., Term Loan, due 10/31/14	106,000	107,666	¢^^
		231,714
Diversified Consumer Services (0.3%)
TriNet HR Corp., Term Loan, due 10/24/18	165,000	166,031	¢^^
Diversified Financial Services (1.4%)
Tomkins Air Distribution Technologies, 2nd Lien Term Loan, 9.25%, due 10/31/20	600,000	615,000	Ña
	Principal Amount	Value†
Walter Investment Management Corp., Term Loan, 5.75%, due 11/28/17	$243,750	$247,762
		862,762
Diversified Telecommunication Services (0.5%)
Fairpoint Communications Inc., Term Loan B, 7.50%, due 2/14/19	333,000	327,819	¢^^
Energy Equipment & Services (0.1%)
Texas Competitive Holdings LLC, Extended Term Loan, due 10/10/17	106,000	77,927	¢^^
Food & Staples Retailing (0.4%)
Sprouts Farmers Market LLC, Term Loan, due 4/23/20	267,000	267,668	¢^^
Food Products (0.4%)
Dole Food Co. Inc., Term Loan G, due 4/24/19	250,000	251,562	¢^^
Health Care Providers & Services (1.1%)
Genesis HealthCare LLC, Term Loan, 10.00%, due 10/2/17	188,301	187,360	Ña
HCA, Inc., Term Loan B5, due 3/31/17	500,000	501,665
		689,025
Health Care Technology (0.8%)
The TriZetto Group Inc., 2nd Lien Term Loan, 8.50%, due 3/27/19	500,000	511,250	Ña
IT Services (0.9%)
EVERTEC Group LLC, Term Loan, due 4/17/20	54,000	53,865	¢^^
Virtu Financial LLC, Term Loan, due 7/15/16	500,000	505,625
		559,490

See Notes to Schedule of Investments

13

	Principal Amount	Value†
Leisure Equipment & Products (0.1%)
Eastman Kodak Co., Term Loan, due 9/30/13	$59,000	$59,914
Media (1.1%)
Charter Communications Operating LLC, Term Loan F, due 1/31/21	88,000	87,890	¢^^
Gatehouse Media Operating Inc., Term Loan B, 2.20%, due 8/24/14	359,827	131,448	¢^^
Gatehouse Media Operating Inc., Term Loan C, due 8/24/14	61,879	22,605	¢^^
Gatehouse Media Operating Inc., Term Loan L, 2.20%, due 8/24/14	114,560	41,850	¢^^
McGraw Hill Global Education Holdings LLC, Term Loan B, 9.00%, due 3/15/19	250,000	249,895
UPC Broadband Holding BV, Term Loan AH, due 6/30/21	165,000	164,753	¢^^
		698,441
Oil, Gas & Consumable Fuels (0.8%)
NFR Energy LLC, 2nd Lien Term Loan, 8.75%, due 12/31/18	500,000	513,125	Ña
Paper & Forest Products (0.1%)
Osmose Holdings, Inc., Term Loan, due 11/26/18	83,000	83,779	¢^^
Software (0.5%)
RedPrairie Corp., 1st Lien Term Loan, 6.75%, due 12/14/18	299,250	305,609
Specialty Retail (0.6%)
Pilot Travel Centers LLC, Term Loan B2, due 8/6/19	350,000	346,209	¢^^
	Principal Amount	Value†
Transportation Infrastructure (0.2%)
Livingston International, Inc., 2nd Lien Term Loan, due 4/18/20	$131,000	$133,947	¢^^Ña
Wireless Telecommunication Services (0.2%)
LightSquared, Inc., Term Loan B, due 10/1/14	160,000	154,133	¢^^
Total Bank Loan Obligations (Cost $6,648,645)		6,781,960
	Number of Contracts
Purchased Options (0.2%)
Call Options (0.1%)
Baxter International, Inc., Call, May 2013 @ 72.5	4	460
McMoRan Exploration Co., Call, June 2013 @ 16	121	8,470
McMoRan Exploration Co., Call, May 2013 @ 15	88	13,904
Newcastle Investment Corp., Call, May 2013 @ 12.5	78	390
Quest Diagnostics, Inc., Call, May 2013 @ 60	8	80
Sprint Nextel Corp., Call, Aug 2013 @ 7	164	6,232	±
Sprint Nextel Corp., Call, Jan 2014 @ 7	61	2,684	±
Verizon Communications, Inc., Call, July 2013 @ 55	31	3,317
		35,537
	Number of Contracts	Value†
Put Options (0.1%)
Actavis, Inc., Put, Aug 2013 @ 105	8	$4,960
American International Group, Inc., Put, May 2013 @ 30	20	60	±
BMC Software, Inc., Put, May 2013 @ 40	38	950	±
BMC Software, Inc., Put, May 2013 @ 41	21	525	±
Constellation Brands, Inc., Put, May 2013 @ 40	10	50
Covidien PLC, Put, Jan 2014 @ 60	36	11,916	±
iShares Russell 2000 Index Fund, Put, Aug 2013 @ 88	66	12,540	±
Lamar Advertising Co., Put, May 2013 @ 40	50	1,400	±
Life Technologies Corp., Put, May 2013 @ 60	38	190	±
Nuance Communications, Inc., Put, Oct 2013 @ 21	61	18,971	±
SPDR S&P 500 ETF Trust, Put, May 2013 @ 156	10	620	±
The Mosaic Co., Put, Jan 2014 @ 55	44	14,300
Wright Medical Group, Inc., Put, June 2013 @ 7	89	—	±
		66,482
Total Purchased Options (Cost $146,151)		102,019

See Notes to Schedule of Investments

14

	Number of Shares	Value†
Short-Term Investment (32.9%)
Dreyfus Treasury Prime Cash Management (Cost $20,661,021)	20,661,021	$20,661,021	Ø
Total Long Positions (108.6%) (Cost $66,133,741)		68,102,077	##
Cash, receivables and other assets, less liabilities (13.1%)		8,227,788	±Ø
Short Positions (see summary below) ((21.7)%)		(13,622,612)
Total Net Assets (100.0%)		$62,707,253
Short Positions ((21.7)%)
Common Stocks Sold Short (16.8%)ØØ£
Aerospace & Defense (0.2%)
Northrop Grumman Corp.	(680)	(51,503)
Raytheon Co.	(770)	(47,263)
		(98,766)
Air Freight & Logistics (0.1%)
Expeditors International of Washington, Inc.	(1,790)	(64,315)
Biotechnology (0.6%)
Alnylam Pharmaceuticals, Inc.	(1,580)	(37,841	)*
Amgen, Inc.	(470)	(48,979)
Arena Pharmaceuticals, Inc.	(8,180)	(67,403	)*
Isis Pharmaceuticals, Inc.	(3,990)	(89,336	)*
Medivation, Inc.	(1,260)	(66,414	)*
ThromboGenics NV	(1,725)	(84,259	)*
		(394,232)
Building Products (0.2%)
AO Smith Corp.	(1,750)	(132,002)
Capital Markets (0.4%)
Greenhill & Co., Inc.	(2,575)	(118,939)
Stifel Financial Corp.	(2,020)	(65,085	)*
The Bank of New York Mellon Corp.	(2,450)	(69,139)
		(253,163)
	Number of Shares	Value†
Chemicals (1.0%)
Air Products & Chemicals, Inc.	(1,425)	$(123,918)
Albemarle Corp.	(1,850)	(113,312)
Cabot Corp.	(1,900)	(71,364)
Koppers Holdings, Inc.	(1,650)	(72,451)
Kraton Performance Polymers, Inc.	(1,850)	(42,014)*
The Sherwin- Williams Co.	(1,200)	(219,732)
		(642,791)
Commercial Banks (0.2%)
East West Bancorp, Inc.	(4,375)	(106,444)
Commercial Services & Supplies (0.3%)
Healthcare Services Group, Inc.	(3,720)	(82,919)
Rollins, Inc.	(3,540)	(86,093)
Team, Inc.	(1,200)	(46,512)*
		(215,524)
Diversified Consumer Services (0.1%)
H&R Block, Inc.	(3,046)	(84,496)
Diversified Financial Services (0.8%)
IntercontinentalExchange, Inc.	(2,925)	(476,570)*
Diversified Telecommunication Services (0.3%)
Verizon Communications, Inc.	(3,067)	(165,342)
Electrical Equipment (0.3%)
Emerson Electric Co.	(1,625)	(90,204)
Rockwell Automation, Inc.	(875)	(74,182)
Sensata Technologies Holding NV	(1,325)	(44,321)*
		(208,707)
Electronic Equipment, Instruments & Components (0.3%)
Dolby Laboratories, Inc. Class A	(2,075)	(68,164)
FARO Technologies, Inc.	(1,240)	(48,099)*
Rogers Corp.	(2,100)	(89,544)*
		(205,807)
Energy Equipment & Services (0.2%)
Newpark Resources, Inc.	(9,840)	(103,320)*
	Number of Shares	Value†
Food & Staples Retailing (0.3%)
The Fresh Market, Inc.	(1,020)	$(41,749)*
Wal-Mart Stores, Inc.	(1,750)	(136,010)
		(177,759)
Food Products (0.6%)
Annie's, Inc.	(1,320)	(49,883)*
Campbell Soup Co.	(1,150)	(53,372)
Hormel Foods Corp.	(1,820)	(75,111)
WhiteWave Foods Co. Class A	(10,907)	(184,437)*
		(362,803)
Health Care Equipment & Supplies (1.4%)
Alere, Inc.	(1,690)	(43,399)*
Boston Scientific Corp.	(11,840)	(88,682)*
CR Bard, Inc.	(1,120)	(111,283)
DENTSPLY International, Inc.	(4,945)	(209,421)
IDEXX Laboratories, Inc.	(1,790)	(157,449)*
Medtronic, Inc.	(1,550)	(72,354)
Neogen Corp.	(1,380)	(70,145)*
St. Jude Medical, Inc.	(2,120)	(87,386)
Stryker Corp.	(1,110)	(72,794)
		(912,913)
Health Care Providers & Services (0.9%)
Aetna, Inc.	(1,368)	(78,578)
Chemed Corp.	(520)	(42,442)
Fresenius Medical Care AG & Co. ADR	(2,410)	(82,567)
Henry Schein, Inc.	(340)	(30,736)*
Kindred Healthcare, Inc.	(3,240)	(33,988)*
LifePoint Hospitals, Inc.	(1,610)	(77,280)*
Owens & Minor, Inc.	(2,160)	(70,351)
Select Medical Holdings Corp.	(4,420)	(36,465)
UnitedHealth Group, Inc.	(1,470)	(88,097)
		(540,504)
Health Care Technology (0.2%)
Greenway Medical Technologies	(2,940)	(39,602)*
HMS Holdings Corp.	(1,890)	(47,647)*

See Notes to Schedule of Investments

15

	Number of Shares	Value†
Vocera Communications, Inc.	(2,150)	$(42,570)*
		(129,819)
Household Durables (0.3%)
Lennar Corp. Class A	(4,816)	(198,515)
Household Products (0.3%)
Church & Dwight Co., Inc.	(2,525)	(161,322)
Industrial Conglomerates (0.1%)
3M Co.	(425)	(44,502)
Insurance (0.5%)
ACE Ltd.	(83)	(7,399)
Assurant, Inc.	(2,545)	(120,989)
Lincoln National Corp.	(233)	(7,924)
MetLife, Inc.	(320)	(12,477)
Principal Financial Group, Inc.	(4,323)	(156,060)
Prudential Financial, Inc.	(122)	(7,371)
The Allstate Corp.	(153)	(7,537)
The Chubb Corp.	(84)	(7,398)
The Travelers Cos., Inc.	(87)	(7,431)
XL Group PLC	(244)	(7,598)
		(342,184)
Internet & Catalog Retail (0.1%)
Nutrisystem, Inc.	(8,250)	(66,825)
Internet Software & Services (0.1%)
OpenTable, Inc.	(720)	(39,881)*
IT Services (0.2%)
Booz Allen Hamilton Holding Corp.	(3,460)	(52,557)
CACI International, Inc. Class A	(840)	(49,132)*
ManTech International Corp. Class A	(1,790)	(47,775)
		(149,464)
Machinery (0.8%)
Atlas Copco AB Class A	(2,100)	(55,278)
CNH Global NV	(2,625)	(107,966)
Donaldson Co., Inc.	(1,740)	(63,301)
Illinois Tool Works, Inc.	(1,300)	(83,928)
Ingersoll- Rand PLC	(1,200)	(64,560)
Tennant Co.	(1,440)	(68,861)
Xylem, Inc.	(1,600)	(44,400)
		(488,294)
	Number of Shares	Value†
Media (1.7%)
Comcast Corp. Class A	(6,813)	$(281,377)
Liberty Global, Inc. Class A	(6,801)	(492,189)*
Liberty Global, Inc. Series C	(2,631)	(177,987)*
Sirius XM Radio, Inc.	(33,261)	(108,098)
		(1,059,651)
Metals & Mining (0.8%)
Freeport- McMoRan Copper & Gold, Inc.	(9,607)	(292,341)
Globe Specialty Metals, Inc.	(6,625)	(86,522)
Materion Corp.	(2,300)	(60,927)
Schnitzer Steel Industries, Inc. Class A	(1,500)	(36,795)
		(476,585)
Office Electronics (0.1%)
Zebra Technologies Corp. Class A	(1,525)	(71,141)*
Oil, Gas & Consumable Fuels (0.6%)
HollyFrontier Corp.	(341)	(16,862)
LinnCo LLC	(4,568)	(195,191)
Marathon Petroleum Corp.	(216)	(16,926)
McMoRan Exploration Co.	(6,703)	(110,935)*
Phillips 66	(289)	(17,615)
Valero Energy Corp.	(460)	(17,061)*
Western Refining, Inc.	(564)	(17,433)
		(392,023)
Pharmaceuticals (1.3%)
Eisai Co. Ltd.	(3,370)	(153,661)
Eli Lilly & Co.	(1,680)	(93,038)
Forest Laboratories, Inc.	(2,600)	(97,266)*
Hospira, Inc.	(1,120)	(37,095)*
Johnson & Johnson	(1,470)	(125,288)
Novartis AG ADR	(1,660)	(122,442)
Pacira Pharmaceuticals, Inc.	(3,275)	(94,549)*
Perrigo Co.	(810)	(96,722)
		(820,061)
Professional Services (0.1%)
IHS, Inc. Class A	(700)	(68,201)*
	Number of Shares	Value†
Real Estate Investment Trusts (0.2%)
AvalonBay Communities, Inc.	(204)	$(27,140)
Equity Residential	(464)	(26,940)
Essex Property Trust, Inc.	(350)	(54,967)
		(109,047)
Software (0.4%)
CA, Inc.	(2,340)	(63,110)
FactSet Research Systems, Inc.	(930)	(87,485)
MicroStrategy, Inc. Class A	(520)	(46,899)*
Netscout Systems, Inc.	(2,790)	(63,640)*
		(261,134)
Specialty Retail (0.3%)
DSW, Inc. Class A	(990)	(65,459)
Five Below, Inc.	(1,800)	(64,782)*
Sally Beauty Holdings, Inc.	(2,300)	(69,138)*
		(199,379)
Textiles, Apparel & Luxury Goods (0.4%)
Columbia Sportswear Co.	(1,260)	(73,836)
Fossil, Inc.	(500)	(49,060)*
Hugo Boss AG	(810)	(94,256)
Movado Group, Inc.	(1,300)	(39,312)
		(256,464)
Trading Companies & Distributors (0.1%)
Kaman Corp.	(1,240)	(41,900)
Total Common Stocks Sold Short (Proceeds $(10,043,976))		(10,521,850)
Exchange Traded Funds Sold Short (4.6%)ØØ£
CurrencyShares Euro Trust	(2,210)	(288,471)*
Energy Select Sector SPDR Fund	(3,348)	(262,048)
Financial Select Sector SPDR Fund	(397)	(7,424)
Health Care Select Sector SPDR Fund	(10,900)	(515,897)
iShares Dow Jones U.S. Real Estate Index Fund	(1,495)	(109,823)
iShares Nasdaq Biotechnology Index Fund	(1,910)	(329,017)
Market Vectors Biotech ETF	(3,260)	(227,581)
Market Vectors Oil Service ETF	(8,895)	(380,439)

See Notes to Schedule of Investments

16

	Number of Shares	Value†
SPDR S&P 500 ETF Trust	(3,448)	$(550,577)
SPDR S&P Oil & Gas Exploration & Production ETF	(1,648)	(94,546)
Vanguard REIT ETF	(2,169)	(163,282)
Total Exchange Traded Funds Sold Short (Proceeds $(2,757,630))		(2,929,105)
	Principal Amount
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short (0.2%)ØØ£
U.S. Treasury Bonds, 2.75%, due 11/15/42	$(47,000)	(45,590)
U.S. Treasury Notes, 2.00%, due 2/15/23	(77,000)	(79,250)
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short (Proceeds $(124,557))		(124,840)
Corporate Debt Securities Sold Short (0.1%)ØØ£
Metals & Mining (0.1%)
Cliffs Natural Resources, Inc., 6.25%, due 10/1/40 (Proceeds $(47,455))	(48,000)	(46,817)
Total Short Positions (Proceeds $(12,973,618))		(13,622,612)

See Notes to Schedule of Investments

17

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, exchange traded funds, purchased option contracts, written option contracts, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities (long and short positions) is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available.

See Notes to Financial Statements

18

Notes to Schedule of Investments (Unaudited) (cont'd)

Bank Loans. The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of equity swaps is determined by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR ("London Interbank Offered Rate") rate or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Food Products	$2,270,600	$81,332	$—	$2,351,932
Media	3,376,509	1,650	—	3,378,159
Other Common Stocks	30,356,546	—	—	30,356,546

See Notes to Financial Statements

19

Notes to Schedule of Investments (Unaudited) (cont'd)

Total Common Stocks	$36,003,655	$82,982	$—	$36,086,637
Exchange Traded Funds	382,950	—	—	382,950
Investment Companies	—	2,102,249	—	2,102,249
Rights^	22,175	—	—	22,175
Warrants^	9,165	106,426	—	115,591
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	31,075	—	31,075
Corporate Debt Securities^	—	1,816,400	—	1,816,400
Bank Loan Obligations
Aerospace & Defense	—	—	250,937	250,937
Commercial Services & Supplies	—	252,970	37,648	290,618
Communications Equipment	—	231,714	—	231,714
Diversified Consumer Services	—	166,031	—	166,031
Diversified Financial Services	—	247,762	615,000	862,762
Diversified Telecommunication Services	—	327,819	—	327,819
Energy Equipment & Services	—	77,927	—	77,927
Food & Staples Retailing	—	267,668	—	267,668
Food Products	—	251,562	—	251,562
Health Care Providers & Services	—	501,665	187,360	689,025
Health Care Technology	—	—	511,250	511,250
IT Services	—	559,490	—	559,490
Leisure Equipment & Products	—	59,914	—	59,914
Media	—	698,441	—	698,441
Oil, Gas & Consumable Fuels	—	—	513,125	513,125
Paper & Forest Products	—	83,779	—	83,779
Software	—	305,609	—	305,609
Specialty Retail	—	346,209	—	346,209
Transportation Infrastructure	—	—	133,947	133,947
Wireless Telecommunication Services	—	154,133	—	154,133
Total Bank Loan Obligations	—	4,532,693	2,249,267	6,781,960
Purchased Options	101,719	300	—	102,019
Short-Term Investment	—	20,661,021	—	20,661,021
Total Investments	36,519,664	29,333,146	2,249,267	68,102,077

See Notes to Financial Statements

20

Notes to Schedule of Investments (Unaudited) (cont'd)

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Total Common Stocks Sold Short	$(10,521,850)	$—	$—	$(10,521,850)
Exchange Traded Funds Sold Short	(2,929,105)	—	—	(2,929,105)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short	—	(124,840)	—	(124,840)
Corporate Debt Securities Sold Short^	—	(46,817)	—	(46,817)
Total Investments	(13,450,955)	(171,657)	—	(13,622,612)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/01/12	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 04/30/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 04/30/13
Investments in Securities:
Bank Loan Obligations
Aerospace & Defense	$—	$—	$3,437	$247,500	$—	$—	$—	$250,937	$3,437
Commercial Services & Supplies	—	—	1,018	36,630	—	—	—	37,648	1,018
Diversified Financial Services	—	415	23,585	591,000	—	—	—	615,000	23,585
Health Care Providers & Services	—	635	8,424	—	(61,699)	240,000	—	187,360	4,728
Health Care Technology	—	580	14,630	—	—	496,040	—	511,250	14,630
Insurance	600,000	7	2,243	—	(602,250)	—	—	—	—
Machinery	101,000	—	—	—	—	—	(101,000)	—	—
Oil, Gas & Consumable Fuels	—	129	17,996	495,000	—	—	—	513,125	17,996
Transportation Infrastructure	—	—	5,567	128,380	—	—	—	133,947	5,567
Total	$701,000	$1,766	$76,900	$1,498,510	$(663,949)	$736,040	$(101,000)	$2,249,267	$70,961

The Fund had no transfers between Levels 1 and 2 during the six months ended April 30, 2013. As of April 30, 2013, two securities in the fund transferred from Level 2 to Level 3 as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service.
See Notes to Financial Statements

21

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2013

	Level 1	Level 2	Level 3	Total
Futures	$(15,207)	$—	$—	$(15,207)
Options written	(47,477)	(190)	—	(47,667)
Equity swaps	—	(8,834)	—	(8,834)
Total	$(62,684)	$(9,024)	$—	$(71,708)

##  At April 30, 2013, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$66,133,741	$2,470,095	$501,759	$1,968,336

*  Security did not produce income during the last twelve months.

±  At April 30, 2013, the Fund had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
American International Group, Inc., Call	20	$40	August 2013	$(6,400)
American International Group, Inc., Put	20	40	August 2013	(3,440)
BMC Software, Inc., Call	17	52.5	May 2013	—
Covidien PLC, Put	36	50	January 2014	(3,060)
iShares Russell 2000 Index Fund, Put	66	75	August 2013	(2,442)
Lamar Advertising Co., Call	19	49	May 2013	(1,615)
Lamar Advertising Co., Call	31	48	May 2013	(3,875)
Life Technologies Corp., Put	38	55	May 2013	(190)
Nuance Communications, Inc., Call	61	25	October 2013	(2,745)
SPDR S&P 500 ETF Trust, Put	10	150	May 2013	(160)
Sprint Nextel Corp., Call	164	8	August 2013	(1,640)
Wright Medical Group, Inc., Call	85	7	June 2013	(22,100)
Total				$(47,667)

£  At April 30, 2013, the Fund had pledged securities in the amount of $1,794,380 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2013, these securities amounted to approximately $344,542 or 0.55% of net assets for the Fund.

Ø  All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or futures and/or equity swaps.

ØØ  At April 30, 2013, the Fund had deposited $13,250,184 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

See Notes to Financial Statements

22

Notes to Schedule of Investments (Unaudited) (cont'd)

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2013 and their final maturities.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security has not settled as of April 30, 2013 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

≠  Security had an event of default.

a  Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

Ñ  These securities have been deemed by management to be illiquid. At April 30, 2013, these securities amounted to approximately $2,910,145 or 4.64% of net assets for the Fund.

See Notes to Financial Statements

23

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$68,102,077
Foreign currency*	296,695
Deposits with broker for short sales (Note A-10)	13,250,184
Deposit with broker for futures contracts (Note A-12)	28,000
Dividends and interest receivable	44,936
Foreign tax reclaims	1,184
Receivable for securities sold	2,569,715
Receivable for Fund shares sold	141,326
Receivable from administrator—net (Note B)	62,337
Prepaid expenses and other assets	48,373
Total Assets	84,544,827
Liabilities
Investments sold short, at value (Note A) (proceeds $12,973,618)	13,622,612
Written Options, at value (Note A) (proceeds $55,387)	47,667
Due to Custodian	169,448
Dividends and interest payable for short sales	11,648
Payable to investment manager—net (Note B)	83,787
Payable for securities purchased	7,698,771
Payable for variation margin (Note A-12)	7,490
Payable for Fund shares redeemed	44,676
Equity swaps, at value (Note A-12)	8,834
Accrued expenses and other payables	142,641
Total Liabilities	21,837,574
Net Assets	$62,707,253
Net Assets consist of:
Paid-in capital	$60,837,812
Undistributed net investment income (loss)	(271,906)
Accumulated net realized gains (losses) on investments	837,656
Net unrealized appreciation (depreciation) in value of investments	1,303,691
Net Assets	$62,707,253

See Notes to Financial Statements

24

Statement of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2013
Net Assets
Institutional Class	$51,077,257
Class A	10,611,134
Class C	1,018,862
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	4,891,840
Class A	1,017,929
Class C	98,437
Net Asset Value, offering and redemption price per share
Institutional Class	$10.44
Net Asset Value and redemption price per share
Class A	$10.42
Offering Price per share
Class A‡	$11.06
Net Asset Value and offering price per share
Class C^	$10.35
*Cost of Investments:
Unaffiliated issuers	$66,133,741
Total cost of foreign currency	$295,966

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

25

Statement of Operations (Unaudited)

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$339,265
Interest income—unaffiliated issuers	154,226
Foreign taxes withheld	(3,201)
Total income	$490,290
Expenses:
Investment management fees (Note B)	422,548
Administration fees (Note B)	13,541
Administration fees (Note B):
Institutional Class	17,311
Class A	5,995
Class C	674
Distribution fees (Note B):
Class A	7,494
Class C	3,368
Shareholder servicing agent fees:
Institutional Class	2,534
Class A	303
Class C	66
Audit fees	24,832
Custodian fees (Note A)	92,527
Legal fees	132,344
Registration and filing fees	39,541
Shareholder reports	7,439
Trustees' fees and expenses	20,186
Short sales expense (Note A-10)	98,122
Miscellaneous	7,452
Total expenses	896,277
Expenses reimbursed by Management (Note B)	(322,488)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(6,242)
Total net expenses	567,547
Net investment income (loss)	$(77,257)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,729,108
Sales of investment securities of unaffiliated issuers sold short	(675,546)
Foreign currency	(4,067)
Financial futures contracts	(55,708)
Options written	49,202
Equity swaps	8,549
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,877,686
Unaffiliated investment securities sold short	(694,213)
Foreign currency	(880)
Financial futures contracts	(18,002)
Options written	(1,495)
Equity swaps	(8,709)
Net gain (loss) on investments	2,205,925
Net increase (decrease) in net assets resulting from operations	$2,128,668

See Notes to Financial Statements

26

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
	ABSOLUTE RETURN MULTI-MANAGER FUND
	Six Months Ended April 30, 2013 (Unaudited)	Period from May 15, 2012 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(77,257)	$(193,650)
Net realized gain (loss) on investments	1,051,538	(22,204)
Change in net unrealized appreciation (depreciation) of investments	1,154,387	149,304
Net increase (decrease) in net assets resulting from operations	2,128,668	(66,550)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(58,599)	—
Net realized gain on investments:
Institutional Class	(119,803)	—
Class A	(12,381)	—
Class C	(2,073)	—
Total distributions to shareholders	(192,856)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	20,752,818	33,591,736
Class A	9,042,759	1,760,497
Class C	788,366	230,214
Proceeds from reinvestment of dividends and distributions:
Institutional Class	172,922	—
Class A	9,064	—
Class C	1,988	—
Payments for shares redeemed:
Institutional Class	(4,729,569)	(305,020)
Class A	(449,706)	(804)
Class C	(27,274)	—
Net increase (decrease) from Fund share transactions	25,561,368	35,276,623
Net Increase (Decrease) in Net Assets	27,497,180	35,210,073
Net Assets:
Beginning of period	35,210,073	—
End of period	$62,707,253	$35,210,073
Undistributed net investment income (loss) at end of period	(271,906)	(136,050)

See Notes to Financial Statements

27

Notes to Financial Statements Absolute Return
Multi-Manager Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Absolute Return Multi-Manager Fund (the "Fund") had no operations until May 15, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of April 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on

28

various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: netting of net ordinary losses with short-term capital gains, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$131,611	$2,402	$(47,468)	$—	$86,545

The difference between book basis and tax basis distributable earnings is attributable primarily to wash sale loss deferrals, amortization of organizational costs, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

6  Foreign taxes: Foreign taxes withheld represent amounts withheld, if any, by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

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10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund. As of April 30, 2013, the Fund had pledged cash in the amount of $13,250,184 to JP Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At April 30, 2013, the Fund had pledged securities in the amount of $1,794,380 to cover collateral requirements for borrowing in connection with securities sold short.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

12  Derivative instruments: During the six months ended April 30, 2013, the Fund's use of derivatives, as described below, was limited to equity swaps, financial futures contracts, written option transactions and purchased option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swaps: The Fund used equity swaps to provide investment exposure to certain foreign investments. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund is recorded as realized gains or losses.

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At April 30, 2013, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Value
JPMorgan Chase Bank, N.A.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	$(8,834)

*  The following table represents the individual positions and related values within the equity swaps as of April 30, 2013.

Reference Entity	Shares	Notional(a) Value	Net Unrealized Appreciation (Depreciation)
Long Positions
Hong Kong
Guoco Group Limited	15,059	185,805	$(6,013)
Netherlands
DE Master Blenders 1753 NV	22,812	364,405	(2,696)
Total Long Positions of Portfolio Swap			(8,709)
Net Cash and Other Receivables(b)			(125)
Swap, at Value			$(8,834)

(a)  Notional value represents the market value (including any fees or commissions) of the long positions when they are established.

(b)  Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Financial futures contracts: During the six months ended April 30, 2013, the Fund entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. The Fund also utilized financial futures contracts to provide investment exposure to certain indices other than the benchmarks.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

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For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At April 30, 2013, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
June 2013	7 S&P Mid 400 EMini Index	Short	$(15,207)

During the six months ended April 30, 2013, the average notional value of financial futures contracts was $479,382 for short positions.

The notional value of futures contracts at April 30, 2013 was $(810,390) for short positions.

At April 30, 2013, the Fund had deposited $20,510 in a segregated account to cover margin requirements on open futures contracts.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for the Fund for the six months ended April 30, 2013. Written option transactions for the Fund for the six months ended April 30, 2013 were:

	Number of Contracts	Premiums
Outstanding at October 31, 2012	254	$31,242
Options written	1,366	145,714
Options terminated in closing purchase transactions	(604)	(74,440)
Options exercised	(62)	(18,247)
Options expired	(387)	(28,882)
Outstanding at April 30, 2013	567	$55,387

Premiums paid by the Fund upon purchasing a covered call option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

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Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities for the Fund and enhance returns for the six months ended April 30, 2013. Purchased option transactions for the Fund for the six months ended April 30, 2013 were:

	Number of Contracts	Premiums
Outstanding at October 31, 2012	794	$116,525
Options purchased	3,017	385,672
Options terminated in closing sale transactions	(773)	(139,885)
Options exercised	(225)	(45,219)
Options expired	(1,767)	(170,942)
Outstanding at April 30, 2013	1,046	$146,151

For the six months ended April 30, 2013, the Fund had an average market value of $100,779 and $38,184 in purchased options and written options, respectively.

At April 30, 2013, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Purchased options	Investments in securities, at value	$102,019	$102,019
Total Value—Assets		$102,019	$102,019
Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Equity swaps	Equity swaps, at value	$(8,834)	$(8,834)
Futures contracts	Receivable/Payable for variation margin(1)	(15,207)	(15,207)
Option contracts written	Written options, at value	(47,667)	(47,667)
Total Value—Liabilities		$(71,708)	$(71,708)

(1)  "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2013, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2013, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

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The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2013, was as follows:

Realized Gain (Loss)
Derivative Type	Statement of Operations Location	Equity Risk	Total
Equity swaps	Net realized gain (loss) on: equity swaps	$8,549	$8,549
Futures contracts	Net realized gain (loss) on: financial futures contracts	(55,708)	(55,708)
Option contracts written	Net realized gain (loss) on: options written	49,202	49,202
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	(175,212)	(175,212)
Total Realized Gain (Loss)		$(173,169)	$(173,169)
Change in Appreciation (Depreciation)
Derivative Type	Statement of Operations Location	Equity Risk	Total
Equity swaps	Change in net unrealized appreciation (depreciation) in value of: equity swaps	$(8,709)	$(8,709)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(18,002)	(18,002)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	(1,495)	(1,495)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	(40,754)	(40,754)
Total Change in Appreciation (Depreciation)		$(68,960)	$(68,960)

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2013, the impact of this arrangement was a reduction of expenses of $6,242.

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15  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Prior to February 28, 2013, the Fund paid Management a fee at the annual rate of 2.000% of the first $250 million of the Fund's average daily net assets, 1.975% of the next $250 million, 1.950% of the next $250 million, 1.925% of the next $250 million, 1.900% of the next $500 million, 1.875% of the next $2.5 billion, and 1.850% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.870% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were forgone or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2013, there was no reimbursement to Management under this agreement.

At April 30, 2013, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2012	2013
	Contractual Expense		Subject to Repayment until October 31,
	Limitation(1)(2)	Expiration	2015	2016
Institutional Class	1.97%	10/31/16	$816,372	$248,570
Class A	2.33%	10/31/16	24,960	36,893
Class C	3.08%	10/31/16	4,503	4,228

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of

35

Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets. For the six months ended April 30, 2013, voluntary reimbursements for Institutional Class, Class A and Class C amounted to $27,734, $4,524 and $539, respectively. These amounts are not subject to recovery by Management.

NB Alternative Investment Management LLC ("NBAIM"), as the sub-adviser to the Fund, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH common equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's common units as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Management and NBAIM engage The Boston Company Asset Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Levin Capital Strategies, L.P., MacKay Shields LLC, Sound Point Capital Management, L.P., Turner Investments, L.P., and Visium Asset Management, L.P. as subadvisers to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund. Exposure to MacKay Shields LLC ("MacKay Shields") is comprised of the Fund's investment in a mutual fund that is subadvised by Mackay Shields, which is unaffiliated with the Fund or Neuberger Berman. The Fund's portfolio managers currently intend to begin allocating assets to be managed directly by Mackay Shields when the Fund's assets are approximately $125 million. At that time, the portfolio managers expect to redeem the Fund's investment in the unaffiliated mutual fund subadvised by Mackay Shields.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

36

For the six months ended April 30, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$5,230	$—	$—	$—
Class C	—	90	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2013, there were purchase and sale transactions of long-term securities (excluding equity swaps, financial futures contracts and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$79,147,016	$23,873,915	$58,037,991	$18,849,968

During the six months ended April 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2013 and for the period ended October 31, 2012 was as follows:

	For the Six Months Ended April 30, 2013				For the Period Ended October 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	2,016,057	17,121	(463,428)	1,569,750	3,352,383	—	(30,293)	3,322,090	(1)
Class A	885,352	898	(43,734)	842,516	175,493	—	(80)	175,413	(1)
Class C	77,990	198	(2,688)	75,500	22,937	—	—	22,937	(1)

(1)  Period from May 15, 2012 (Commencement of Operations) to October 31, 2012.

Note E—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Note G—Subsequent Event:

Effective May 1, 2013, NB Management engaged Good Hill Partners LP ("Good Hill") as a new subadviser for the Fund. In connection with the addition of Good Hill, a portion of the Fund's assets may be allocated to an investment strategy that focuses on asset-backed securities. In addition, effective June 12, 2013, NB Management engaged Lazard Asset Management LLC as a new subadviser for the Fund to employ a strategy of investing primarily in long and short positions in equity securities. Separately, as of May 10, 2013, The Boston Company Asset Management, LLC ceased to act as a subadviser to the Fund.

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Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Absolute Return Multi-Manager Fund
Institutional Class
04/30/2013 (Unaudited)	$10.00	$(0.01)	$0.51	$0.50	$(0.02)	$(0.04)	$—	$(0.06)	$10.44
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00
Class A
04/30/2013 (Unaudited)	$9.99	$(0.04)	$0.51	$0.47	$—	$(0.04)	$—	$(0.04)	$10.42
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99
Class C
04/30/2013 (Unaudited)	$9.95	$(0.08)	$0.52	$0.44	$—	$(0.04)	$—	$(0.04)	$10.35
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95

See Notes to Financial Highlights

39

	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)**	Portfolio Turnover Rate (excluding securities sold short)**
Absolute Return Multi-Manager Fund
Institutional Class
04/30/2013 (Unaudited)	4.97	%**	$51.1	3.92	%*	3.57	%*	2.46	%*‡‡	2.11	%*‡‡	(0.24	%)*	196%	181%
Period from 5/15/2012^ to 10/31/2012	0.00	%**	$33.2	7.86	%‡*	7.50	%‡*	2.81	%‡*	2.45	%‡*	(1.81	%)‡*	270%	213%
Class A
04/30/2013 (Unaudited)	4.68	%**	$10.6	4.14	%*	3.81	%*	2.74	%*‡‡	2.40	%*‡‡	(0.84	%)*	196%	181%
Period from 5/15/2012^ to 10/31/2012	(0.10	%)**	$1.8	8.67	%‡*	8.26	%‡*	3.22	%‡*	2.81	%‡*	(2.02	%)‡*	270%	213%
Class C
04/30/2013 (Unaudited)	4.40	%**	$1.0	4.96	%*	4.62	%*	3.52	%*‡‡	3.18	%*‡‡	(1.52	%)*	196%	181%
Period from 5/15/2012^ to 10/31/2012	(0.50	%)**	$0.2	13.12	%‡*	12.74	%‡*	3.94	%‡*	3.56	%‡*	(2.86	%)‡*	270%	213%

40

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during the fiscal period.

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

^  The date investment operations commenced.

**  Not annualized.

*  Annualized.

‡‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short
	Six Months Ended April 30, 2013
Absolute Return Multi-Manager Fund Institutional Class	2.49%	2.14%
Absolute Return Multi-Manager Fund Class A	2.76%	2.43%
Absolute Return Multi-Manager Fund Class C	3.55%	3.21%

41

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management, Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners, LP
1599 Post Road East
Westport, CT 06880

Lazard Asset Management, LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, LP
595 Madison Avenue, 17th Floor
New York, NY 10022

MacKay Shields, LLC
9 West 57th Street, 33rd Floor
New York, NY 10019

Sound Point Capital Management, L.P.
1185 Avenue of the Americas, 36th Floor
New York, NY 10036

Turner Investments, L.P.
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Visium Asset Management, L.P.
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian

JPMorgan Chase & Co.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

42

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

43

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on February 27, 2013, March 21, 2013, and April 23-24, 2013, the Board of Trustees of Neuberger Berman Alternative Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Alternative Funds ("Independent Fund Trustees"), considered and approved the separate sub-advisory agreements among Management, NB Alternative Investment Management LLC ("NBAIM") and each of the following subadvisers (each a "Subadviser"): Good Hill Partners LP and Lazard Asset Management LLC (each, a "Sub-Advisory Agreement"), each of which would be responsible for managing a portion of the assets of Neuberger Berman Absolute Return Multi-Manager Fund ("Fund").

In evaluating the Sub-Advisory Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by each Subadviser. In addition, the Board, including the Independent Fund Trustees, met with senior representatives of each Subadviser regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and NBAIM.

The Board noted that Management and NBAIM, together with the Fund, had received an order from the Securities and Exchange Commission ("SEC") that permits Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board further noted that Management and NBAIM pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board are responsible for overseeing the Subadvisers.

The Board evaluated the terms of the Sub-Advisory Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by each Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by each Subadviser under the Sub-Advisory Agreements. The Board considered the experience and staffing of the portfolio management and investment research personnel of each Subadviser who would perform services for the Fund, as well as the resources available to each. With respect to each Subadviser, the Board reviewed the performance for accounts managed by the Subadviser that were substantially similar in strategy to the strategy the Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM would monitor the quality of the execution services provided by each Subadviser.

The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadviser, and the types of benefits potentially derived from such services by the Subadviser, the Fund and other clients of the Subadviser. The Board also considered the compliance programs and compliance history of each Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving a Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreements, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. In addition, the Board at its February 27 meeting considered and approved a reduction in the Fund's

44

management and administration fees. Management indicated that similar comparative information was not available with respect to the amount paid to each Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by each Sub-Adviser, as well as the fees each Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Subadvisers and therefore the fees charged by the Subadvisers will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreements will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions

In approving the Sub-Advisory Agreements, the Board concluded that the terms of each Sub-Advisory Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that each Subadviser could be expected to provide a high level of service to the Fund; that each Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to each Subadviser and its affiliates and Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

45

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0087 06/13

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Dynamic Real Return Fund

Global Allocation Fund

Long Short Fund

Semi-Annual Report

April 30, 2013

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Dynamic Real Return Fund	2
Global Allocation Fund	5
Long Short Fund	8
FUND EXPENSE INFORMATION	13
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Dynamic Real Return Fund	15
Global Allocation Fund	18
Positions by Industry	21
Long Short Fund	22
FINANCIAL STATEMENTS	33
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Dynamic Real Return Fund	55
Global Allocation Fund	55
Long Short Fund	57
Directory	60
Proxy Voting Policies and Procedures	61
Quarterly Portfolio Schedule	61
Board Consideration of the Management and Sub-Advisory Agreements	62

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Alternative and Multi-Asset Class Funds: Neuberger Berman Global Allocation Fund and Neuberger Berman Long Short Fund. This report also includes the new Neuberger Berman Dynamic Real Return Fund, which was launched on December 19, 2012. The Fund seeks to provide long-term attractive risk-adjusted real returns in stable to rising inflationary environments, with a secondary objective to preserve investor capital. To pursue its goal, the Fund currently diversifies its assets primarily among the following general asset classes: inflation-linked debt securities, debt securities rated below investment grade, master limited partnerships, real estate investment trusts, commodities and equity securities. All three Funds utilize hedge fund-like strategies, which we believe can add valuable diversification and supplement traditional equity and fixed income investments.

Turning our attention to the global financial markets, they were impacted by a number of issues during the reporting period, including moderating global growth, aggressive monetary policy accommodation by a number of central banks, uncertainties related to the U.S. fiscal cliff and the European sovereign debt crisis. This led to several occasions during the period when investors flocked to the safety of U.S. Treasury securities. However, these flights to quality were generally temporary in nature and investors who took on greater risk were generally rewarded over the six months ended April 30, 2013.

U.S. equities rallied sharply during the period and several indices reached new record highs. International developed market equities also performed well, while emerging market equities posted less robust returns. With global growth weakening, inflation remained tame and commodity prices largely declined. Looking at the fixed income market, non-Treasuries generally produced modest gains. One notable exception was high yield corporate bonds, as they outperformed given solid investor demand. Elsewhere, the currency markets were volatile at times given actions by the Bank of Japan to spur its economy and a reemergence of issues in Europe.

Looking ahead, there continues to be a number of uncertainties that could impact investor sentiment in the coming months. In addition to macroeconomic and geopolitical issues, the longer-term impact of monetary policy accommodation remains in question. As a result, the markets could experience periods of increased volatility. However, as we experienced during the reporting period, flights to quality may be trumped by investors' search for higher returns amid the low interest rate environment. In our view, this could lead to generally solid demand for equities and non-Treasury securities.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Dynamic Real Return Fund Commentary

Neuberger Berman Dynamic Real Return Fund, which was launched on December 19, 2012, seeks to provide long-term attractive risk-adjusted real returns in stable to rising inflationary environments. Capital preservation is a secondary objective. To pursue its goal, the Fund currently allocates its assets primarily among the following general asset classes: inflation-linked debt securities, debt securities rated below investment grade, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), commodities and equity securities.

Neuberger Berman Dynamic Real Return Fund Institutional Class generated a 4.20% total return from its inception on December 19, 2012 through April 30, 2013. During this same time period, its benchmark, the Barclays 1-10 Year U.S. TIPS Index, provided a 0.46% return while CPI was 1.28%.1 (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets generated mixed results during the reporting period (since the Fund's launch), as a host of macro factors and continued central bank intervention impacted investor sentiment and asset valuations. In the U.S., fiscal cliff-related tax hikes were not as onerous as previously feared and sequestration was introduced with relatively minimal fanfare. Overseas, inconclusive elections in Italy and a banking crisis in Cyprus reminded investors that issues in Europe can quickly move to the front burner. Against this backdrop, the markets were volatile at times, as investor risk appetite was replaced with risk aversion and vice versa. The currency markets fluctuated during the period given the ongoing issues in Europe. In Japan, Prime Minister Abe's nomination of Haruhiko Kuroda as Governor of the Bank of Japan reinforced investors' expectations of large scale expansion of monetary policy and further weakness in the yen.

Among the sectors in which the Fund invests, its allocation to MLPs produced the largest absolute returns. After generating weak results at the end of 2012 amid unfounded concerns that the favorable tax treatment of MLPs could be curtailed as part of the fiscal cliff tax hikes, MLPs produced a double-digit return during the remainder of the fiscal period. The Fund's REITs were also a strong performer. REITs in general rallied as fundamentals further improved and demand was solid as investors looked to generate incremental yield. Other contributors to absolute performance were equities within emerging markets, as well as in the Materials and Energy sectors, along with high yield corporate bonds and global Treasury Inflation-Protected Securities ("TIPS"). On the downside, the Fund's commodities were the largest detractors from results. They performed poorly given continued signs of moderating global growth and weak supply/demand technicals.

In aggregate, the Fund's dynamic overlay was a modest negative for performance. Inflation signals, such as equity and commodity prices, yield curve and investor sentiment, were mixed during the reporting period. Against this backdrop, on several occasions during the period the Fund had a short position in Treasury futures.

While the threat of sharply higher inflation is not imminent, we feel the foundation is in place for rising prices in the future. Following anemic growth in the U.S. at the end of 2012, we believe there are some signs of improvement, most notably in the housing market. The manufacturing sector has been in an expansionary mode and, despite the recent payroll tax hike, consumer spending has been resilient. Overseas, China's economy looks to us like it will avoid a hard landing. We continue to believe that positive growth trends in the U.S. and China will more than offset weakness in Europe. However, we do acknowledge that potential changes in the U.S. tax code could still negatively affect some industries of significance to the Fund.

Despite a number of positive economic indicators in the U.S., the Federal Reserve appears likely to maintain its highly accommodative monetary policy for the foreseeable future given ongoing slack in the labor market. Elsewhere, Japan's central bank has vowed to increase its monetary base by as much as $730 billion per year until its 2% inflation goal is met. In Europe, there is the anticipation that the European Central Bank will need to take additional actions should the region's economy continue to falter.

While the technicals in the commodity market could be strained given global economic uncertainties, we are seeing some signs that consumption in the U.S. from both consumers and businesses is on the rise. In addition, the rising stock market and rebound in housing has boosted the wealth effect. Against this setting, breakeven inflation has trended higher over the last 21 months. We continue to believe that the Fund is well positioned, as we have the flexibility to allocate its portfolio in a diversified array of inflation-sensitive asset classes.

Sincerely,

ANDREW JOHNSON, THANOS BARDAS, AND THOMAS MARTHALER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from December 31, 2012 through April 30, 2013; not seasonally adjusted.

Dynamic Real Return Fund

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)

Bank Loans	9.3%
Commodities	10.1
Emerging Markets	7.6
Global Treasury Inflation Protected Securities	25.2
High Yield Securities	9.2
Master Limited Partnerships	9.3
Real Estate Investment Trusts	10.0
S&P Energy	9.0
S&P Materials	8.7
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 04/30/2013 Life of Fund
At NAV
Institutional Class	12/19/2012	4.20%
Class A	12/19/2012	4.10%
Class C	12/19/2012	3.80%
With Sales Charge
Class A		-1.89%
Class C		2.80%
Index
Barclays1-10 Year U.S. TIPS Index[1,2]		0.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund Commentary

Neuberger Berman Global Allocation Fund Institutional Class generated a 10.52% total return for the six months ended April 30, 2013 and outperformed its custom benchmark, a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index, which provided a 5.71% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets generated mixed results during the reporting period, as a host of macro factors and continued central bank intervention impacted investor sentiment. In the U.S., fiscal cliff related tax hikes and sequestration were core issues, while overseas, inconclusive elections in Italy and the banking crisis in Cyprus quickly moved to the front burner. Despite these headwinds, several U.S. stock market indices reached all-time record highs during the period. International developed market equities also rose sharply, whereas emerging market equities produced more moderate gains. Within the developed fixed income market, government bonds on average produced modest gains. Elsewhere, the currency markets fluctuated given the situation in Europe and the Bank of Japan's aggressive actions to stimulate growth and end its deflationary cycle.

From an asset allocation perspective, the Fund benefited from generally maintaining an overweight to equities relative to the benchmark. Our fixed income exposure was also beneficial to results, whereas our currency exposure detracted from performance. The Fund's macro positioning in fixed income securities was implemented primarily through derivatives, such as total return swaps, futures contracts on government bonds and broad-based fixed income indices. The Fund's positioning in equity securities and its currency exposure were obtained through a combination of exchange traded funds (ETFs) and derivatives such as futures, forwards and swaps.

In equities, the Fund generally had an overweight position relative to its benchmark, with the exception of February 2013, when the Fund shifted to an underweight position during that month. The Fund was generally overweighted in most regions during the period, but maintained an underweighting in the Australian equity market. Overall, our equity positions contributed positively to performance during the period. Our positioning in the Japanese equity market was the largest contributor to overall Fund performance, while most other regions, including Hong Kong and emerging markets, detracted value.

In fixed income markets, our overall positioning added value. The Fund moved to an underweight position relative to its benchmark in February and maintained that position in March, but to a lesser extent. In April, the Fund moved back to an overweight position in the fixed income markets. For the period, our positioning in UK gilts was the most beneficial, followed by our Australian and U.S. government bond exposures. These gains were partially offset by our Canadian and Japanese bond exposures.

In terms of the Fund's currency exposure, we generally had a bias against the U.S. dollar. The Fund was overweighted relative to its benchmark in the yen, Australian dollar and Swiss franc for most of the period, and was generally underweighted in the British pound, while being more tactical in our euro and Canadian dollar positioning. The largest detractor from performance was our allocation to the euro, which declined sharply. Weakness in the yen was also detrimental to the Fund's performance, as was our positioning in the Canadian dollar. These losses were somewhat offset by our allocation to the UK pound.

Elsewhere, our security selection strategy was a significant driver of positive performance during the period. Geographically, most of the contributions to returns within the strategy came from successful long/short positioning in Europe.

Much of the Fund's investment exposure is accomplished through the use of derivatives, including total return swaps, futures and forwards, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund's resulting cash balances are invested in money market mutual funds.

Looking ahead, there continues to be uncertainty surrounding not only macroeconomic trends, but also the actions of policymakers globally. While investors will continue to keep a close eye on these considerations, we still believe there is support in the underlying market fundamentals for further market appreciation. The Fund's positioning in risk assets reflects this view, as we have slightly increased our overweight to equities. However, caution remains a prudent strategy given present uncertainties, and we have hedged some of the Fund's equity exposure with regional overweights to certain sovereign fixed income markets. Finally, in currencies, we have reversed our negative view on the U.S. dollar, positioning the Fund to be slightly bullish on the greenback.

Sincerely,

WAI LEE, BOBBY T. PORNROJNANGKOOL, ALEXANDRE DA SILVA, PING ZHOU,
JOSEPH V. AMATO AND BRADLEY TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

		Six Month	Average Annual Total Return Ended 04/30/2013
	Inception Date	Period Ended 04/30/2013	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	10.52%	12.38%	9.92%
Class A	12/29/2010	10.30%	12.05%	9.53%
Class C	12/29/2010	9.93%	11.14%	8.72%
With Sales Charge
Class A		3.91%	5.56%	6.80%
Class C		8.93%	10.14%	8.72%
Index
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index[1,2]		5.71%	7.92%	6.74%
MSCI World Index[1,2]		15.02%	17.40%	9.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund Commentary

Neuberger Berman Long Short Fund Institutional Class generated a 7.56% total return for the six months ended April 30, 2013, but underperformed its primary benchmark, the S&P 500 Index, which provided a 14.42% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) The Fund's underperformance was due largely to its hedged nature, with its net exposure running at approximately 50%–60% net long during most of the period. However, the Fund outperformed the HFRX Equity Hedge Index which returned 6.72% for the period. (The index tracks the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities.)

Investors faced a number of uncertainties entering the reporting period, including the potential impact of the fiscal cliff and the raising of the debt ceiling. As the period progressed, investor sentiment was challenged at times due to the sequestration, a reemergence of issues in Europe and some mixed economic data. Despite these challenges and periodic flights to quality, the S&P 500 Index rose sharply and reached an all-time high during the period. Supporting the market were overall solid demand and continued Federal Reserve monetary policy accommodation. Within the fixed income market, lower-rated securities produced the strongest returns as investors looked to generate incremental yield in the low interest rate environment.

We continued to have a positive outlook on risk assets such as equities and high yield bonds, which was reflected in the long side of the portfolio. Within our equity holdings, which represented the bulk of our long exposure, the largest contribution came from our holdings in the Consumer Discretionary sector. In particular, we emphasized those companies that we believe have sustainable business models, disciplined capital allocation strategies and significant growth opportunities. We had an underweight in the Information Technology (IT) sector. Our IT holdings tend to be "non-traditional" technology companies that we think have unique growth opportunities in the offshore business process outsourcing and payment processing industries.

We categorize our investments on the long side into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth investments demonstrate what we believe are attractive industry fundamentals, strong competitive positions, growing revenues and attractive re-investment opportunities. Total Return investments demonstrate what we believe are sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders. The Total Return category includes our fixed income holdings, which consisted mainly of high yield securities during the reporting period. Opportunistic investments are those where we find identifiable catalysts. This may include companies with management changes, company reorganizations, merger and acquisition activity and other market dislocations that have the potential to unlock intrinsic value.1

In favorable macro environments, the exposure to Capital Growth and Opportunistic fundamental longs historically tended to increase relative to the Total Return category. During the reporting period, the Capital Growth category represented the largest exposure in our long portfolio and was the largest contributor to the Fund's performance.

The short exposure within the portfolio is broken into "Fundamental" shorts and "Market" shorts. During the reporting period, our Market shorts consisted primarily of exchange traded funds and short futures positions on the S&P 500 Index. Given low market volatility during much of the period, we reduced our weighting to Fundamental shorts versus Market shorts. However, given the market's sharp rally during the reporting period, our Market shorts—used in an effort to hedge the portfolio and manage overall exposure levels—detracted the most from the Fund's performance. The majority of our derivatives exposure fell under our aforementioned Market short categorization.

Looking ahead, we feel that risk assets, namely equities and high yield bonds, offer the best risk-adjusted return potential. We believe U.S. economic data continues to point to an expansion as the recovery in the housing market appears to be offsetting the headwinds from the fiscal cliff and sequestration. A number of forward looking indicators appear to reflect that financial conditions remain very accommodative, despite ongoing worries related to the European sovereign debt crisis.

Our positive view on risk assets is not without potential risks, however. We believe the massive global liquidity measures by developed country central banks, while positive for risk assets globally, may have severe unintended consequences over the long term. In our opinion, greater risks exist in the emerging market complex than in the U.S. economy. In particular, the Chinese economy continues to decelerate due to excess capacity. Notwithstanding slowing emerging market economies, the greatest risks to the global economy, in our view, are still those that are currently unknown, whether they are financial or geopolitical in nature.

Ultimately, we continue to take a longer-term view and believe that in times of uncertainty, higher risk assets such as equities and high yield bonds can present attractive risk-adjusted returns. Our belief is partly based on our view that equity valuations remain attractive, with modest market expectations for earnings growth and still relatively high equity risk premiums. In our view, the structural issues plaguing the U.S. economy will correct themselves over time. We continue to believe that market participants will once again focus on management ingenuity and the innovation capabilities, dynamism and global nature of U.S. corporations.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1  Intrinsic value reflects the portfolio manager's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic value.

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)

	Long	Short
Common Stocks	73.4%	(7.4)%
Preferred Stocks	0.5	—
Corporate Debt Securities	16.6	—
Exchange Traded Funds	—	(8.6)
Short-Term Investments	25.5	—
Total	116.0%	(16.0)%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 04/30/2013
	Inception Date	Period Ended 04/30/2013	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	7.56%	12.11%	14.07%
Class A	12/29/2011	7.34%	11.78%	13.66%
Class C	12/29/2011	6.92%	10.86%	12.80%
With Sales Charge
Class A		1.21%	5.34%	8.75%
Class C		5.92%	9.86%	12.80%
Index
S&P 500 Index[1,2]		14.42%	16.89%	22.76%
HFRX Equity Hedge Index[1,2]		6.72%	6.72%	8.17%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 12 for a description of indices. The HFRX Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. Please note that all other indices listed in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 29, 2010 through April 30, 2011, the Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

MSCI World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:

A blended index combining the performance of two separate indexes, the MSCI World Index and the J.P. Morgan Global Government Bond Index. The blended index tracks the performance of the two indexes at a 50%/50% weight, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index (GBI) provides a comprehensive measure for the performance of market-weighted local currency denominated fixed rate government debt of large developed government bond markets. This index covers 13 countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States. The index measures returns in USD terms with no currency hedging and is rebalanced monthly. All government debt issues with at least 13 months remaining to maturity and meeting liquidity requirements are included in the index.

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.
Barclays 1-10 Year U.S. TIPS Index:	An unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years.
HFRX Equity Hedge Index:

The HFRX Equity Hedge Index is designed to reflect the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Fund weights are determined by the optimization process. Constituent funds are selected from an eligible pool of the more than 6,800 funds that report performance to the Hedge Fund Research (HFR) database on a voluntary basis, and rebalanced quarterly. Funds included in the index must meet all of the following criteria: report monthly returns net of all fees; be denominated in USD; be active and accepting new investments; have a minimum 24 months track record; and the Fund's manager must have at least $50 million in assets under management. The index is available daily, with finalized month-end performance available two to three business days after the last business day of the month.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2013 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads)(if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/13 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During the Period(1) 11/1/12 - 4/30/13		Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During the Period(1) 11/1/12 - 4/30/13	Expense Ratio
Dynamic Real Return Fund
Institutional Class	$1,000.00	$1,042.00	$2.49	(2)	0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Class A	$1,000.00	$1,041.00	$3.83	(2)	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Class C	$1,000.00	$1,038.00	$6.61	(2)	1.78%	$1,000.00	$1,015.97	$8.90	1.78%
Global Allocation Fund
Institutional Class	$1,000.00	$1,105.20	$8.30		1.59%	$1,000.00	$1,016.91	$7.95	1.59%
Class A	$1,000.00	$1,103.00	$10.22		1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class C	$1,000.00	$1,099.30	$14.05		2.70%	$1,000.00	$1,011.41	$13.47	2.70%
Long Short Fund
Institutional Class	$1,000.00	$1,075.60	$9.31		1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class A	$1,000.00	$1,073.40	$11.16		2.17%	$1,000.00	$1,014.03	$10.84	2.17%
Class C	$1,000.00	$1,069.20	$14.93		2.91%	$1,000.00	$1,010.36	$14.51	2.91%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/365 (to reflect the period shown of December 19, 2012 to April 30, 2013).

(3)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Dynamic Real Return Fund (Unaudited)

TOP TEN EQUITY HOLDINGS (as a % of Net Assets)

1	Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	10.1%
2	Neuberger Berman Floating Rate Income Fund Institutional Class	9.3%
3	Neuberger Berman High Income Bond Fund Institutional Class	9.2%
4	Neuberger Berman Emerging Markets Equity Fund Institutional Class	7.6%
5	Exxon Mobil Corp.	2.4%
6	Chevron Corp.	1.4%
7	Monsanto Co.	1.0%
8	E.I. du Pont de Nemours & Co.	0.9%
9	Simon Property Group, Inc.	0.9%
10	Regency Energy Partners LP	0.8%
	Number of Shares	Value†
Common Stocks (36.8%)
Chemicals (6.3%)
Air Products & Chemicals, Inc.	590	$51,306
Airgas, Inc.	193	18,653
CF Industries Holdings, Inc.	182	33,945
Dow Chemical Co.	3,317	112,479
E. I. du Pont de Nemours & Co.	2,582	140,745
Eastman Chemical Co.	423	28,193
Ecolab, Inc.	735	62,196
FMC Corp.	387	23,491
International Flavors & Fragrances, Inc.	227	17,522
LyondellBasell Industries NV Class A	1,025	62,218
Monsanto Co.	1,500	160,230
Mosaic Co.	770	47,424
PPG Industries, Inc.	398	58,562
Praxair, Inc.	837	95,669
Sherwin-Williams Co.	238	43,580
Sigma-Aldrich Corp.	340	26,755
		982,968
Construction Materials (0.1%)
Vulcan Materials Co.	370	18,456
Containers & Packaging (0.4%)
Ball Corp.	429	18,928
Bemis Co., Inc.	286	11,254
MeadWestvaco Corp.	484	16,688
Owens-Illinois, Inc.	458	12,036	*
Sealed Air Corp.	549	12,144
		71,050
	Number of Shares	Value†
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	412	$18,701
Cameron International Corp.	230	14,156	*
Diamond Offshore Drilling, Inc.	65	4,491
Ensco PLC Class A	222	12,805
FMC Technologies, Inc.	219	11,892	*
Halliburton Co.	865	36,996
Helmerich & Payne, Inc.	97	5,686
Nabors Industries Ltd.	278	4,112
National Oilwell Varco, Inc.	408	26,610
Noble Corp.	236	8,850
Rowan Cos. PLC Class A	115	3,741	*
Schlumberger Ltd.	1,245	92,665
		240,705
Gas Utilities (0.9%)
ONEOK, Inc.	1,100	56,496
Suburban Propane Partners LP	1,700	84,575
		141,071
Hotels, Restaurants & Leisure (0.6%)
Cedar Fair LP	2,200	92,400
Household Durables (0.3%)
American Homes 4 Rent Class A	800	14,280	ñ*
TRI Pointe Homes, Inc.	1,405	26,695	*
		40,975
Metals & Mining (1.4%)
Alcoa, Inc.	2,989	25,406
	Number of Shares	Value†
Allegheny Technologies, Inc.	295	$7,959
Cliffs Natural Resources, Inc.	440	9,389
Freeport- McMoRan Copper & Gold, Inc.	2,823	85,904
Newmont Mining Corp.	1,490	48,276
Nucor Corp.	890	38,822
United States Steel Corp.	417	7,423
		223,179
Multi-Utilities (0.2%)
CenterPoint Energy, Inc.	1,250	30,850
Oil, Gas & Consumable Fuels (15.0%)
Alliance Holdings GP LP	1,600	99,456
Anadarko Petroleum Corp.	458	38,820
Apache Corp.	371	27,409
Boardwalk Pipeline Partners LP	2,100	63,483
Cabot Oil & Gas Corp.	188	12,793
Chesapeake Energy Corp.	483	9,438
Chevron Corp.	1,790	218,398
ConocoPhillips	1,120	67,704
CONSOL Energy, Inc.	203	6,829
DCP Midstream Partners LP	950	46,664
Denbury Resources, Inc.	358	6,405	*
Devon Energy Corp.	348	19,161
Energy Transfer Equity LP	2,000	117,360
Enterprise Products Partners	1,850	112,203

See Notes to Schedule of Investments

	Number of Shares	Value†
EOG Resources, Inc.	252	$30,532
EQT Corp.	139	10,442
Exxon Mobil Corp.	4,233	376,695
Hess Corp.	268	19,344
Inergy LP	5,250	115,447
Inergy Midstream LP	1,800	45,702
Kinder Morgan, Inc.	581	22,717
Marathon Oil Corp.	662	21,628
Marathon Petroleum Corp.	306	23,978
Murphy Oil Corp.	166	10,307
Newfield Exploration Co.	129	2,811	*
Noble Energy, Inc.	166	18,806
NuStar GP Holdings LLC	1,850	56,333
Occidental Petroleum Corp.	747	66,677
Peabody Energy Corp.	255	5,115
Phillips 66	591	36,021
Pioneer Natural Resources Co.	119	14,545
PVR Partners LP	4,800	120,000
QEP Resources, Inc.	164	4,708
Range Resources Corp.	150	11,028
Regency Energy Partners LP	4,600	120,060
Southcross Energy Partners LP	1,600	34,608
Southwestern Energy Co.	323	12,087	*
Spectra Energy Corp.	1,707	53,822
Spectra Energy Partners LP	1,200	45,528
Teekay LNG Partners LP	750	31,268
Teekay Offshore Partners LP	1,500	45,570
Tesoro Corp.	130	6,942
Valero Energy Corp.	521	21,007
Western Gas Partners LP	600	36,276
Williams Cos., Inc.	2,317	88,347
WPX Energy, Inc.	181	2,829	*
		2,357,303
Paper & Forest Products (0.4%)
International Paper Co.	1,204	56,564
	Number of Shares	Value†
Real Estate Investment Trusts (9.5%)
American Campus Communities, Inc.	495	$22,097
American Tower Corp.	1,145	96,169
AvalonBay Communities, Inc.	530	70,511
Boston Properties, Inc.	600	65,658
Camden Property Trust	635	45,936
Corporate Office Properties Trust	855	24,786
Digital Realty Trust, Inc.	595	41,959
Douglas Emmett, Inc.	995	26,039
DuPont Fabros Technology, Inc.	710	17,849
EastGroup Properties, Inc.	530	33,427
Equity Residential	1,175	68,220
Essex Property Trust, Inc.	135	21,202
Federal Realty Investment Trust	310	36,273
General Growth Properties, Inc.	2,015	45,781
Glimcher Realty Trust	1,325	16,615
HCP, Inc.	1,325	70,622	ØØ
Health Care REIT, Inc.	570	42,733
Healthcare Realty Trust, Inc.	580	17,412
Host Hotels & Resorts, Inc.	2,035	37,179
Kilroy Realty Corp.	445	25,183
Macerich Co.	325	22,766
Prologis, Inc.	2,425	101,729
PS Business Parks, Inc.	150	11,970
Public Storage	545	89,925
Rayonier, Inc.	700	41,594
Simon Property Group, Inc.	765	136,224
SL Green Realty Corp.	415	37,640
Sovran Self Storage, Inc.	305	20,923
Tanger Factory Outlet Centers	465	17,261
Taubman Centers, Inc.	280	23,943
Urstadt Biddle Properties, Inc. Class A	860	19,152
	Number of Shares		Value†
Ventas, Inc.		755	$60,121
Vornado Realty Trust		460	40,278
Weyerhaeuser Co.		1,425	43,477
			1,492,654
Real Estate Management & Development (0.2%)
Brookfield Asset Management, Inc. Class A		510	19,681
Brookfield Property Partners LP		29	640	*
Forest City Enterprises, Inc. Class A		840	15,683	*
			36,004
Total Common Stocks (Cost $5,436,265)			5,784,179
	Principal Amount
Government Securities (14.0%)
Sovereign (14.0%)
Australia Government Bond, Senior Unsecured Notes, 1.25%, due 2/21/22	AUD	44,952	50,744	[a]
Australia Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/30	AUD	215,000	300,062	[a]
Canadian Government Bond, Bonds, 1.50%, due 12/1/44	CAD	68,966	89,821	[a]
Canadian Government Bond, Bonds, 4.25%, due 12/1/21	CAD	73,819	103,270	[a]
Deutsche Bundesrepublik Inflation Linked Bond, Bonds, 0.10%, due 4/15/23	EUR	61,219	85,709	[a]
Deutsche Bundesrepublik Inflation Linked Bond, Bonds, 1.75%, due 4/15/20	EUR	37,783	58,993	[a]

See Notes to Schedule of Investments

	Principal Amount		Value†
France Government Bond OAT, Bonds, 1.10%, due 7/25/22	EUR	32,068	$46,990	[a]
France Government Bond OAT, Bonds, 1.80%, due 7/25/40	EUR	73,355	125,813	[a]
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	37,472	44,528	[a]
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.35%, due 9/15/35	EUR	117,798	141,556	[a]
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	EUR	326,253	429,392	[a]
Japanese Government Cpi Linked Bond, Senior Unsecured Notes, 1.40%, due 6/10/18	JPY	2,260,900	26,648	[a]
Sweden Government Bond, Bonds, 0.25%, due 6/1/22	SEK	965,000	153,273	[a]
Sweden Government Bond, Bonds, 0.50%, due 6/1/17	SEK	210,000	34,594	[a]
United Kingdom Gilt Inflation Linked Bonds, 0.13%, due 3/22/24	GBP	137,851	244,542	[a]
United Kingdom Gilt Inflation Linked Bonds, 0.13%, due 3/22/29	GBP	83,410	145,659	[a]
	Principal Amount		Value†
United Kingdom Gilt Inflation Linked Bonds, 0.63%, due 3/22/40	GBP	57,163	$112,555	[a]
Total Government Securities (Cost $2,122,397)			2,194,149
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (11.1%)
U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28		$121,870	157,422
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 2/15/40		32,216	46,862
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/25		172,388	231,902
U.S. Treasury Inflation Indexed Bonds, 2.5%, due 1/15/29		183,780	260,939
U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29		134,129	221,291
U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/22		123,059	133,903
U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/23		341,887	368,837
U.S. Treasury Inflation Indexed Notes, 1.13%, due 1/15/21		275,868	324,102
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,737,375)			1,745,258
	Number of Shares	Value†
Mutual Funds (36.1%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	70,685	$1,195,934	§
Neuberger Berman Floating Rate Income Fund Institutional Class	140,358	1,454,081	§
Neuberger Berman High Income Bond Fund Institutional Class	147,928	1,443,406	§
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	171,487	1,580,087	*§
Total Mutual Funds (Cost $5,695,767)		5,673,508
Short-Term Investments (1.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $256,727)	256,727	256,727
Total Investments (99.6%) (Cost $15,248,531)		15,653,821	##
Cash, receivables and other assets, less liabilities (0.4%)		60,666±
Total Net Assets (100.0%)		$15,714,487

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

1	Republic Airways Holdings, Inc.	United States	Airlines	1.4%
2	Hellenic Telecommunications Organization SA	Greece	Diversified Telecommunication Services	1.2%
3	Quad/Graphics, Inc.	United States	Commercial Services & Supplies	1.2%
4	easyJet PLC	United Kingdom	Airlines	1.1%
5	Lincoln National Corp.	United States	Insurance	0.9%
6	Horace Mann Educators Corp.	United States	Insurance	0.9%
7	Harbinger Group, Inc.	United States	Household Products	0.8%
8	Pace PLC	United Kingdom	Communications Equipment	0.8%
9	Western Refining, Inc.	United States	Oil, Gas & Consumable Fuels	0.8%
10	Public Power Corp. SA	Greece	Electric Utilities	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

1	Boston Properties, Inc.	United States	Real Estate Investment Trusts	(1.1)%
2	Broadcom Corp.	United States	Semiconductors & Semiconductor Equipment	(1.0)%
3	Aggreko PLC	United Kingdom	Commercial Services & Supplies	(1.0)%
4	CONSOL Energy, Inc.	United States	Oil, Gas & Consumable Fuels	(1.0)%
5	Digital Realty Trust, Inc.	United States	Real Estate Investment Trusts	(1.0)%
6	Peabody Energy Corp.	United States	Oil, Gas & Consumable Fuels	(0.9)%
7	Chart Industries, Inc.	United States	Machinery	(0.9)%
8	UDR, Inc.	United States	Real Estate Investment Trusts	(0.8)%
9	Cypress Semiconductor Corp.	United States	Semiconductors & Semiconductor Equipment	(0.8)%
10	Tullow Oil PLC	United Kingdom	Oil, Gas & Consumable Fuels	(0.8)%
	Number of Shares	Value†
Long Positions (87.5%)
Common Stocks (24.3%)
Australia (0.3%)
Arrium Ltd.	92,712	$81,697
Seven West Media Ltd.	9,167	19,007
		100,704
Belgium (1.1%)
Ageas	1,775	65,032
KBC Ancora	8,425	159,883	*
KBC Groep NV	3,156	123,858
		348,773
Bermuda (1.6%)
Argo Group International Holdings Ltd.	4,740	196,473	È
Assured Guaranty Ltd.	5,857	120,830	È
K Wah International Holdings Ltd.	159,000	87,079
Maiden Holdings Ltd.	8,154	84,231
		488,613
	Number of Shares	Value†
Canada (0.9%)
Alacer Gold Corp.	18,071	$54,171
Nevsun Resources Ltd.	14,531	54,377
Norbord, Inc.	2,965	98,887	*
Petrominerales Ltd.	13,066	72,110
		279,545
France (0.2%)
Boiron SA	902	51,115
Greece (2.2%)
Hellenic Telecommunications Organization SA	44,012	382,547	*
JUMBO SA	9,008	84,821	*
Public Power Corp. SA	22,958	222,526	*
		689,894
Italy (0.7%)
ASTM SpA	14,534	173,222	*
Safilo Group SpA	1,460	23,938	*
Societa Cattolica di Assicurazioni SCRL	1,484	29,140	*
		226,300
	Number of Shares	Value†
Japan (1.2%)
Chiba Kogyo Bank Ltd.	8,800	$79,799	*
Marusan Securities Co. Ltd.	6,900	58,464
Oita Bank Ltd.	50,000	194,902
Okasan Securities Group, Inc.	3,000	37,606
		370,771
Switzerland (0.3%)
Swiss Life Holding AG	498	78,733	*
United Kingdom (3.6%)
Barratt Developments PLC	13,364	64,602	*
Bumi PLC	55,146	222,119	*
easyJet PLC	19,031	330,205
Northgate PLC	40,753	214,599
Pace PLC	61,696	237,960
Paragon Group of Cos. PLC	4,193	20,347
		1,089,832

See Notes to Schedule of Investments

	Number of Shares	Value†
United States (12.2%)
American Equity Investment Life Holding Co.	3,878	$59,101	È
AMN Healthcare Services, Inc.	7,279	99,941	*È
Bridgepoint Education, Inc.	1,560	16,817	*È
CNO Financial Group, Inc.	10,136	114,740
CVR Energy, Inc.	593	29,217
Delek US Holdings, Inc.	2,963	106,935
Delta Air Lines, Inc.	3,306	56,665	*
Ferro Corp.	17,327	121,982	*È
Genworth Financial, Inc. Class A	12,906	129,447	*È
Greenbrier Cos., Inc.	2,953	66,620	*
Harbinger Group, Inc.	28,031	253,400	*È
Headwaters, Inc.	15,925	172,945	*
Horace Mann Educators Corp.	11,732	264,557
Lincoln National Corp.	8,201	278,916	È
National Interstate Corp.	559	16,239
Parker Drilling Co.	11,404	46,984	*È
Piper Jaffray Cos.	6,166	208,164	*È
Quad/Graphics, Inc.	17,501	365,771	È
Questcor Pharmaceuticals, Inc.	1,573	48,354	È
Republic Airways Holdings, Inc.	37,590	420,632	*
Sanmina Corp.	10,504	132,560	*È
SkyWest, Inc.	13,864	198,394	È
Tutor Perini Corp.	12,190	200,404	*È
Walker & Dunlop, Inc.	5,750	102,407	*
Western Refining, Inc.	7,609	235,194	È
		3,746,386
Total Common Stocks (Cost $6,839,548)		7,470,666
	Number of Shares	Value†
Short-Term Investments (63.2%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $19,403,331)	19,403,331	$19,403,331	ØØ
Total Long Positions (87.5%) (Cost $26,242,879)		26,873,997	##
Cash, receivables and other assets, less liabilities (36.0%)		11,047,968±
Short Positions (see summary below) ((23.5)%)		(7,207,701)
Total Net Assets (100.0%)		$30,714,264
Short Positions ((23.5)%)
Common Stocks Sold Short (23.5%)‡
Australia (0.5%)
Echo Entertainment Group Ltd.	(3,274)	(12,287)
Transurban Group	(14,540)	(102,802)
Whitehaven Coal Ltd.	(10,394)	(21,012)
		(136,101)
Austria (0.1%)
Telekom Austria AG	(6,052)	(41,493)
Canada (1.0%)
MEG Energy Corp.	(6,021)	(172,242	)*
Bonavista Energy Corp.	(3,241)	(51,312)
Detour Gold Corp.	(1,903)	(22,894	)*
Turquoise Hill Resources Ltd.	(6,581)	(46,379	)*
Ultra Petroleum Corp.	(736)	(15,750	)*
		(308,577)
China (0.2%)
ASM Pacific Technology Ltd.	(6,400)	(65,937)
Finland (1.3%)
Nokian Renkaat Oyj	(4,455)	(193,142)
Rautaruukki Oyj	(32,861)	(211,362)
		(404,504)
	Number of Shares	Value†
France (1.1%)
Beneteau SA	(3,631)	$(38,016)*
Societe Immobiliere de Location pour l'Industrie et le Commerce	(833)	(98,084)
Technip SA	(1,966)	(211,014)
		(347,114)
Germany (0.3%)
ThyssenKrupp AG	(4,346)	(78,612)*
Ireland (0.6%)
Elan Corp. PLC	(15,625)	(180,155)*
Japan (1.2%)
Advantest Corp.	(8,000)	(119,649)
Dainippon Screen Manufacturing Co. Ltd.	(21,000)	(108,140)*
Tokyo Electron Ltd.	(2,800)	(143,324)
		(371,113)
Netherlands (0.4%)
Fugro NV	(1,864)	(107,827)
Switzerland (0.3%)
Kuehne + Nagel International AG	(718)	(82,163)
United Kingdom (3.2%)
Aggreko PLC	(11,103)	(307,339)
Dialog Semiconductor PLC	(2,315)	(27,499)*
Imagination Technologies Group PLC	(27,987)	(184,937)*
Salamander Energy PLC	(79,843)	(226,592)*
Tullow Oil PLC	(15,777)	(245,317)
		(991,684)
United States (13.3%)
Allied Nevada Gold Corp.	(5,972)	(63,900)*
Altera Corp.	(6,434)	(205,952)
AvalonBay Communities, Inc.	(1,777)	(236,412)
Boston Properties, Inc.	(3,049)	(333,652)
Broadcom Corp.	(8,833)	(317,988)
Chart Industries, Inc.	(3,089)	(261,978)*
Clean Harbors, Inc.	(684)	(38,968)*
CONSOL Energy, Inc.	(8,795)	(295,864)

See Notes to Schedule of Investments

	Number of Shares	Value†
Cypress Semiconductor Corp.	(24,319)	$(245,379	)*
Digital Realty Trust, Inc.	(4,149)	(292,588)
Dollar Tree, Inc.	(1,886)	(89,698	)*
Equity Residential	(1,433)	(83,200)
Groupon, Inc.	(19,405)	(118,371	)*
Halcon Resources Corp.	(23,007)	(150,466	)*
Halozyme Therapeutics, Inc.	(13,953)	(84,276	)*
Idenix Pharmaceuticals, Inc.	(11,112)	(41,114	)*
InterMune, Inc.	(13,868)	(129,388	)*
InvenSense, Inc.	(2,852)	(26,581	)*
Magnum Hunter Resources Corp.	(51,848)	(141,027	)*
MAKO Surgical Corp.	(6,703)	(70,985	)*
McMoRan Exploration Co.	(2,419)	(40,034	)*
Monster Beverage Corp.	(784)	(44,218	)*
Netflix, Inc.	(489)	(105,658	)*
Peabody Energy Corp.	(14,057)	(281,983)
Tempur-Pedic International, Inc.	(1,272)	(61,692	)*
UDR, Inc.	(10,598)	(260,499)
Walter Energy, Inc.	(1,009)	(18,081)
Zynga, Inc. Class A	(16,448)	(52,469	)*
		(4,092,421)
Total Short Positions (Proceeds $(7,356,294))		(7,207,701)

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Insurance	$1,437,439	4.7%
Airlines	1,005,896	3.3%
Oil, Gas & Consumable Fuels	665,575	2.2%
Commercial Banks	398,559	1.3%
Diversified Telecommunication Services	382,547	1.2%
Commercial Services & Supplies	365,771	1.2%
Capital Markets	304,234	1.0%
Household Products	253,400	0.8%
Communications Equipment	237,960	0.8%
Electric Utilities	222,526	0.7%
Road & Rail	214,599	0.7%
Construction & Engineering	200,404	0.7%
Metals & Mining	190,245	0.6%
Transportation Infrastructure	173,222	0.6%
Construction Materials	172,945	0.5%
Diversified Financial Services	159,883	0.5%
Electronic Equipment, Instruments & Components	132,560	0.4%
Thrifts & Mortgage Finance	122,754	0.4%
Chemicals	121,982	0.4%
Health Care Providers & Services	99,941	0.3%
Pharmaceuticals	99,469	0.3%
Paper & Forest Products	98,887	0.3%
Real Estate Management & Development	87,079	0.3%
Specialty Retail	84,821	0.3%
Machinery	66,620	0.2%
Household Durables	64,602	0.2%
Energy Equipment & Services	46,984	0.1%
Textiles, Apparel & Luxury Goods	23,938	0.1%
Media	19,007	0.1%
Diversified Consumer Services	16,817	0.1%
Short-Term Investments and Other Assets—Net	30,451,299	99.2%
Short Positions (see summary below)	(7,207,701)	(23.5)%
	$30,714,264	100.0%

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$(1,641,599)	(5.4)%
Semiconductors & Semiconductor Equipment	(1,418,805)	(4.6)%
Real Estate Investment Trusts	(1,304,435)	(4.3)%
Metals & Mining	(441,228)	(1.5)%
Biotechnology	(434,933)	(1.4)%
Commercial Services & Supplies	(346,307)	(1.1)%
Energy Equipment & Services	(318,841)	(1.0)%
Machinery	(261,978)	(0.9)%
Internet & Catalog Retail	(224,029)	(0.7)%
Auto Components	(193,142)	(0.6)%
Transportation Infrastructure	(102,802)	(0.3)%
Multiline Retail	(89,698)	(0.3)%
Marine	(82,163)	(0.3)%
Health Care Equipment & Supplies	(70,985)	(0.2)%
Household Durables	(61,692)	(0.2)%
Software	(52,469)	(0.2)%
Beverages	(44,218)	(0.2)%
Diversified Telecommunication Services	(41,493)	(0.1)%
Leisure Equipment & Products	(38,016)	(0.1)%
Electronic Equipment, Instruments & Components	(26,581)	(0.1)%
Hotels, Restaurants & Leisure	(12,287)	(0.0)%
Total Common Stocks Sold Short	$(7,207,701)	(23.5)%

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

1	Brookfield Infrastructure Partners LP	2.0%
2	PetSmart, Inc.	1.8%
3	Dunkin' Brands Group, Inc.	1.5%
4	DaVita HealthCare Partners, Inc.	1.5%
5	Visa, Inc. Class A	1.5%
6	eBay, Inc.	1.5%
7	Genpact Ltd.	1.5%
8	Philip Morris International, Inc.	1.4%
9	Weyerhaeuser Co.	1.3%
10	Enbridge, Inc.	1.3%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

1	iShares Russell Midcap Index Fund	(3.1)%
2	iShares Core S&P Small-Cap ETF	(1.2)%
3	iShares Russell 2000 Index Fund	(1.2)%
4	SPDR S&P Retail ETF	(0.8)%
5	Lam Research Corp.	(0.6)%
6	Fossil, Inc.	(0.4)%
7	Halliburton Co.	(0.4)%
8	Seagate Technology PLC	(0.4)%
9	Market Vectors Semiconductor	(0.3)%
10	Dun & Bradstreet Corp.	(0.3)%
	Number of Shares	Value†
Long Positions (98.9%)
Common Stocks (62.6%)
Aerospace & Defense (1.3%)
Boeing Co.	32,000	$2,925,120
Precision Castparts Corp.	28,000	5,356,120
		8,281,240
Air Freight & Logistics (0.6%)
United Parcel Service, Inc. Class B	40,000	3,433,600
Airlines (1.3%)
Delta Air Lines, Inc.	462,700	7,930,678	*
Biotechnology (0.5%)
Vertex Pharmaceuticals, Inc.	40,400	3,103,528	*
Capital Markets (0.4%)
BlackRock, Inc.	8,500	2,265,250
Chemicals (1.4%)
Ashland, Inc.	67,800	5,777,238
Taminco Corp.	186,200	2,806,034	*
		8,583,272
Commercial Banks (1.3%)
Fifth Third Bancorp	170,800	2,908,724
	Number of Shares	Value†
U.S. Bancorp	103,000	$3,427,840
Wells Fargo & Co.	38,600	1,466,028
		7,802,592
Communications Equipment (1.1%)
Cisco Systems, Inc.	231,500	4,842,980
Juniper Networks, Inc.	99,600	1,648,380	*
		6,491,360
Computers & Peripherals (1.3%)
Apple, Inc.	13,800	6,109,950
SanDisk Corp.	36,900	1,935,036	*
		8,044,986
Consumer Finance (0.2%)
SLM Corp.	62,000	1,280,300
Diversified Consumer Services (0.6%)
K12, Inc.	133,100	3,390,057	*
Diversified Financial Services (1.9%)
Citigroup, Inc.	90,800	4,236,728
CME Group, Inc.	75,300	4,582,758
JPMorgan Chase & Co.	64,000	3,136,640
		11,956,126
	Number of Shares	Value†
Electric Utilities (2.4%)
Brookfield Infrastructure Partners LP	319,499	$12,348,636
Northeast Utilities	52,000	2,357,160
		14,705,796
Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp. Class A	16,000	1,208,320
FEI Co.	11,820	755,061
		1,963,381
Food & Staples Retailing (0.7%)
Walgreen Co.	84,000	4,158,840
Food Products (0.1%)
WhiteWave Foods Co. Class A	46,800	791,388	*
Health Care Equipment & Supplies (0.6%)
Sirona Dental Systems, Inc.	54,000	3,971,160	*
Health Care Providers & Services (1.9%)
Accretive Health, Inc.	244,800	2,580,192	*

See Notes to Schedule of Investments

	Number of Shares	Value†
DaVita HealthCare Partners, Inc.	79,200	$9,397,080	*
		11,977,272
Hotels, Restaurants & Leisure (3.3%)
Arcos Dorados Holdings, Inc. Class A	273,700	3,727,794
Dunkin' Brands Group, Inc.	246,400	9,562,784
McDonald's Corp.	42,000	4,289,880
Wyndham Worldwide Corp.	43,700	2,625,496
		20,205,954
Household Durables (1.3%)
Lennar Corp. Class A	111,600	4,600,152
Newell Rubbermaid, Inc.	140,000	3,687,600
		8,287,752
Household Products (0.8%)
Procter & Gamble Co.	68,200	5,235,714
Independent Power Producers & Energy Traders (0.2%)
Brookfield Renewable Energy Partners LP	35,700	1,117,410
Industrial Conglomerates (0.9%)
3M Co.	26,300	2,753,873
General Electric Co.	136,600	3,044,814
		5,798,687
Internet & Catalog Retail (1.0%)
Vipshop Holdings Ltd. ADS	208,648	6,424,272	*
Internet Software & Services (3.1%)
eBay, Inc.	173,300	9,079,187	*
Facebook, Inc. Class A	89,100	2,473,416	*
Google, Inc. Class A	7,700	6,349,189	*
Vantiv, Inc. Class A	48,000	1,081,440	*
		18,983,232
IT Services (2.9%)
Genpact Ltd.	485,700	9,034,020	*
	Number of Shares	Value†
Visa, Inc. Class A	54,000	$9,096,840
		18,130,860
Machinery (0.8%)
Ingersoll- Rand PLC	57,500	3,093,500
Trinity Industries, Inc.	42,600	1,798,146
		4,891,646
Media (0.2%)
Regal Entertainment Group Class A	72,000	1,291,680
Metals & Mining (0.8%)
Steel Dynamics, Inc.	255,500	3,842,720
Walter Energy, Inc.	75,200	1,347,584
		5,190,304
Multi-Utilities (1.0%)
NiSource, Inc.	95,200	2,925,496
Wisconsin Energy Corp.	74,300	3,339,042
		6,264,538
Multiline Retail (1.2%)
J.C. Penney Co., Inc.	79,400	1,303,748	*
Target Corp.	87,000	6,138,720
		7,442,468
Oil, Gas & Consumable Fuels (6.2%)
Alpha Natural Resources, Inc.	628,000	4,659,760	*
Cabot Oil & Gas Corp.	45,500	3,096,275
Enbridge, Inc.	166,708	7,935,301
Forest Oil Corp.	464,500	1,946,255	*
Inergy LP	13,600	299,064
Kinder Morgan, Inc.	17,000	664,700
MarkWest Energy Partners LP	43,000	2,717,600
Peabody Energy Corp.	243,000	4,874,580
Pioneer Natural Resources Co.	28,900	3,532,447
PVR Partners LP	23,900	597,500
	Number of Shares	Value†
Regency Energy Partners LP	53,300	$1,391,130
Teekay Corp.	194,861	6,937,051
		38,651,663
Paper & Forest Products (0.5%)
International Paper Co.	68,000	3,194,640
Personal Products (0.9%)
Estee Lauder Cos., Inc. Class A	77,700	5,388,495
Pharmaceuticals (1.5%)
Bristol-Myers Squibb Co.	136,600	5,425,752
Pfizer, Inc.	136,500	3,968,055
		9,393,807
Professional Services (1.6%)
Nielsen Holdings NV	160,265	5,548,375
Verisk Analytics, Inc. Class A	71,542	4,384,809	*
		9,933,184
Real Estate Investment Trusts (2.0%)
General Growth Properties, Inc.	190,000	4,316,800
Weyerhaeuser Co.	269,800	8,231,598
		12,548,398
Real Estate Management & Development (1.3%)
Brookfield Asset Management, Inc. Class A	157,000	6,058,630
Brookfield Property Partners Ltd.	34,011	750,963	*
Forest City Enterprises, Inc. Class A	52,000	970,840	*
		7,780,433
Road & Rail (0.8%)
Canadian Pacific Railway Ltd.	39,500	4,922,490
Semiconductors & Semiconductor Equipment (1.0%)
Altera Corp.	187,500	6,001,875
Software (0.7%)
Activision Blizzard, Inc.	118,000	1,764,100

See Notes to Schedule of Investments

	Number of Shares	Value†
Oracle Corp.	68,400	$2,242,152
		4,006,252
Specialty Retail (5.2%)
Asbury Automative Group, Inc.	118,900	4,766,701	*
Home Depot, Inc.	80,600	5,912,010
Monro Muffler Brake, Inc.	63,700	2,634,632
PetSmart, Inc.	165,200	11,273,248
Sally Beauty Holdings, Inc.	105,000	3,156,300	*
Tractor Supply Co.	41,300	4,426,121
		32,169,012
Textiles, Apparel & Luxury Goods (1.2%)
Michael Kors Holdings Ltd.	69,100	3,934,554	*
Wolverine World Wide, Inc.	78,200	3,735,614
		7,670,168
Tobacco (2.1%)
Lorillard, Inc.	97,500	4,181,775
Philip Morris International, Inc.	92,000	8,794,280
		12,976,055
Water Utilities (1.0%)
American Water Works Co., Inc.	147,100	6,160,548
Wireless Telecommunication Services (1.2%)
SBA Communications Corp. Class A	54,000	4,265,460	*
Sprint Nextel Corp.	455,000	3,207,750	*
		7,473,210
Total Common Stocks (Cost $361,473,932)		387,665,573
Preferred Stocks (0.5%)
Automobiles (0.1%)
General Motors Co., Ser. B, 4.75%	16,200	752,976
	Number of Shares	Value†
Banks (0.4%)
GMAC Capital Trust I, Ser. 2, 8.13%	79,000	$2,163,810
Diversified Financial Services (0.0%)
Citigroup Capital XIII, 7.88%	2,600	73,424
Total Preferred Stocks (Cost $2,723,021)		2,990,210
	Principal Amount
Corporate Debt Securities (14.1%)
Auto Manufacturers (0.9%)
Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	$4,810,000	5,519,475
Auto Parts & Equipment (1.7%)
American Axle & Manufacturing, Inc., Guaranteed Notes, 6.63%, due 10/15/22	5,080,000	5,429,250
The Goodyear Tire & Rubber Co., Guaranteed Notes, 7.00%, due 5/15/22	3,475,000	3,757,344
The Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,600,000	1,674,000
		10,860,594
Building Materials (0.0%)
Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	100,000	113,178
	Principal Amount	Value†
Coal (1.2%)
Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	$755,000	$819,175
Arch Coal, Inc., Guaranteed Notes, 7.00%, due 6/15/19	6,276,000	5,820,990
Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	650,000	598,000
		7,238,165
Computers (0.5%)
Apple, Inc., Senior Unsecured Notes, 3.85%, due 5/4/43	3,000,000	2,982,540
Diversified Financial Services (0.9%)
E*TRADE Financial Corp., Senior Unsecured Notes, 6.38%, due 11/15/19	1,490,000	1,601,750
E*TRADE Financial Corp., Senior Unsecured Notes, 6.75%, due 6/1/16	705,000	763,162
SLM Corp., Senior Unsecured Medium Term Notes, 6.00%, due, 1/25/17	100,000	108,250
SLM Corp., Senior Unsecured Notes, 5.50%, due 1/25/23	3,050,000	3,052,675
		5,525,837

See Notes to Schedule of Investments

	Principal Amount	Value†
Electric (1.0%)
DPL, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	$5,630,000	$5,995,950
Entertainment (0.1%)
Regal Entertainment Group, Guaranteed Notes, 9.13%, due 8/15/18	300,000	336,000
Food (0.1%)
Smithfield Foods, Inc., Senior Unsecured Notes, 6.63%, due 8/15/22	260,000	288,600
SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	500,000	547,500
		836,100
Healthcare-Services (0.5%)
CHS/Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	2,216,000	2,476,380
DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	700,000	745,500
HCA Holdings, Inc., Senior Unsecured Notes, 7.75%, due 5/15/21	100,000	113,375
		3,335,255
Iron—Steel (0.7%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	3,465,000	3,005,887
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	845,000	891,475
	Principal Amount	Value†
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	$175,000	$184,188
		4,081,550
Media (1.5%)
Cablevision Systems Corp., Senior Unsecured Notes, 5.88%, due 9/15/22	5,339,000	5,405,737
Cablevision Systems Corp., Senior Unsecured Notes, 7.75%, due 4/15/18	915,000	1,041,956
CCO Holdings LLC, Guaranteed Notes, 6.63%, due 1/31/22	225,000	247,500
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	2,325,000	2,505,188
		9,200,381
Oil & Gas (2.0%)
Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	690,000	759,000
Chesapeake Energy Corp., Guaranteed Notes, 6.78%, due 3/15/19	955,000	1,045,725
EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	3,135,000	3,103,650
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	3,560,000	3,604,500
	Principal Amount	Value†
Plains Exploration & Production Co., Guaranteed Notes, 6.88%, due 2/15/23	$200,000	$227,750
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	3,395,000	3,522,313
SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	125,000	134,375
		12,397,313
Retail (0.8%)
JC Penney Corp., Inc., Senior Unsecured Notes, 5.75%, due 2/15/18	735,000	662,419
JC Penney Corp., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	4,930,000	4,233,637
		4,896,056
Semiconductors (0.6%)
Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	3,695,000	3,861,275
Telecommunications (1.4%)
Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	1,700,000	1,772,250
MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	4,560,000	4,936,200
Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	1,715,000	1,787,888

See Notes to Schedule of Investments

	Principal Amount	Value†
Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	$325,000	$378,625
		8,874,963
Transportation (0.2%)
Swift Services Holdings, Inc., Secured Notes, 10.00%, due 11/15/18	1,335,000	1,528,575
Total Corporate Debt Securities (Cost $84,918,391)		87,583,207
	Number of Shares
Short-Term Investments (21.7%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $134,657,822)	134,657,822	134,657,822	ØØ
Total Long Positions (98.9%) (Cost $583,773,166)		612,896,812	##
Cash, receivables and other assets, less liabilities (14.7%)		91,132,419±
Short Positions (see summary below) ((13.6)%)		(84,522,280)
Total Net Assets (100.0%)		$619,506,951
Short Positions ((13.6)%)
Common Stocks Sold Short (6.3%)‡
Airlines (0.1%)
US Airways Group, Inc.	(50,000)	(845,000	)*
Capital Markets (0.5%)
Federated Investors, Inc., Class B	(32,000)	(734,720)
Janus Capital Group, Inc.	(100,700)	(898,244)
Legg Mason, Inc.	(46,400)	(1,478,304)
		(3,111,268)
Commercial Banks (0.3%)
SVB Financial Group	(28,200)	(2,005,302	)*
	Number of Shares	Value†
Communications Equipment (0.2%)
F5 Networks, Inc.	(19,600)	$(1,498,028)*
Computers & Peripherals (0.6%)
Lexmark International Group Class A	(48,900)	(1,482,159)
Seagate Technology PLC	(58,500)	(2,146,950)
		(3,629,109)
Diversified Financial Services (0.3%)
Bank of America Corp.	(146,000)	(1,797,260)
Electronic Equipment, Instruments & Components (0.2%)
Corning, Inc.	(102,125)	(1,480,812)
Energy Equipment & Services (0.4%)
Halliburton Co.	(60,500)	(2,587,585)
Food Products (0.2%)
Dean Foods Co.	(46,000)	(880,440)*
Health Care Equipment & Supplies (0.7%)
Cochlear Ltd.	(10,000)	(684,015)
Intuitive Surgical, Inc.	(3,300)	(1,624,557)*
Zimmer Holdings, Inc.	(24,500)	(1,873,025)
		(4,181,597)
Hotels, Restaurants & Leisure (0.4%)
Brinker International, Inc.	(14,300)	(556,270)
Chipotle Mexican Grill, Inc.	(1,800)	(653,742)*
Darden Restaurants, Inc.	(18,000)	(929,340)
		(2,139,352)
Multiline Retail (0.3%)
Family Dollar Stores, Inc.	(31,175)	(1,913,210)
Professional Services (0.3%)
Dun & Bradstreet Corp.	(22,850)	(2,021,083)
Semiconductors & Semiconductor Equipment (1.1%)
Lam Research Corp.	(78,500)	(3,628,270)*
	Number of Shares	Value†
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	(105,000)	$(2,003,400)
Xilinx, Inc.	(28,600)	(1,084,226)
		(6,715,896)
Specialty Retail (0.3%)
Sonic Automotive, Inc. Class A	(72,300)	(1,589,877)
Textiles, Apparel & Luxury Goods (0.4%)
Fossil, Inc.	(27,000)	(2,649,240)*
Total Common Stocks Sold Short (Proceeds $(36,933,620))		(39,045,059)
Exchange Traded Funds Sold Short (7.3%)
Consumer Discretionary Select Sector SPDR Fund	(28,000)	(1,529,080)
Financial Select Sector SPDR Fund	(27,000)	(504,900)
Guggenheim S&P 500 Equal Weight ETF	(10,000)	(606,500)
iShares Core S&P Small-Cap ETF	(87,000)	(7,562,040)
iShares Dow Jones U.S. Real Estate Index Fund	(6,200)	(455,452)
iShares MSCI Brazil Index Fund	(17,550)	(967,882)
iShares Russell 2000 Index Fund	(78,500)	(7,389,990)
iShares Russell Midcap Index Fund	(150,200)	(19,371,294)
Market Vectors Semiconductor	(56,400)	(2,089,620)
SPDR S&P Retail ETF	(65,000)	(4,775,550)
Technology Select Sector SPDR Fund	(7,300)	(224,913)
Total Exchange Traded Funds Sold Short (Proceeds $(43,274,428))		(45,477,221)
Total Short Positions (Proceeds $(80,208,048))		(84,522,280)

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Dynamic Real Return Fund ("Dynamic Real Return"), Neuberger Berman Global Allocation Fund ("Global Allocation") and Neuberger Berman Long Short Fund ("Long Short") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Sovereign Debt. Inputs used to value sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by obtaining valuations from an independent pricing service using the underlying index and stated LIBOR ("London Interbank Offered Rate") rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures, or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§§	Total
Dynamic Real Return
Investments:
Common Stocks
Household Durables	$26,695	$—	$14,280	$40,975
Other Common Stocks^	5,743,204	—	—	5,743,204
Total Common Stocks	5,769,899	—	14,280	5,784,179
Government Securities^	—	2,194,149	—	2,194,149
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,745,258	—	1,745,258
Mutual Funds	—	5,673,508	—	5,673,508
Short-Term Investments	—	256,727	—	256,727
Total Investments	5,769,899	9,869,642	14,280	15,653,821
Global Allocation
Investments:
Common Stocks^
United Kingdom	867,713	—	222,119	1,089,832
Other Common Stocks	6,380,834	—	—	6,380,834
Total Common Stocks	7,248,547	—	222,119	7,470,666
Short-Term Investments	—	19,403,331	—	19,403,331
Total Long Positions	7,248,547	19,403,331	222,119	26,873,997
Long Short
Investments:
Common Stocks^	387,665,573	—	—	387,665,573
Preferred Stocks^	2,990,210	—	—	2,990,210
Corporate Debt Securities^	—	87,583,207	—	87,583,207
Short-Term Investments	—	134,657,822	—	134,657,822
Total Long Positions	390,655,783	222,241,029	—	612,896,812

^  The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

§§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/13
Investments in Securities:
Dynamic Real Return
Common Stocks
Household Durables	$—	$—	$—	$1,480	$12,800	$—	$—	$—	$14,280	$1,480
Total	$—	$—	$—	$1,480	$12,800	$—	$—	$—	$14,280	$1,480
Global Allocation
Common Stocks
United Kingdom	$—	$—	$—	$(20,463)	$157,308	$—	$85,274	$—	$222,119	$(20,463)
Total	$—	$—	$—	$(20,463)	$157,308	$—	$85,274	$—	$222,119	$(20,463)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Dynamic Real Return
Futures contracts (unrealized appreciation)	$8,096	$—	$—	$8,096
Total	$8,096	$—	$—	$8,096
Global Allocation
Forward contracts (unrealized appreciation)	$—	$29,918	$—	$29,918
Futures contracts (unrealized appreciation)	1,510,523	—	—	1,510,523
Total return swaps (unrealized appreciation)	—	301,434	—	301,434
Total	$1,510,523	$331,352	$—	$1,841,875

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2013:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^	$(7,207,701)	$—	$—	$(7,207,701)
Total	$(7,207,701)	$—	$—	$(7,207,701)
Long Short
Common Stocks Sold Short^	$(39,045,059)	$—	$—	$(39,045,059)
Exchange Traded Funds Sold Short	(45,477,221)	—	—	(45,477,221)
Total	$(84,522,280)	$—	$—	$(84,522,280)

^  The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

	Level 1	Level 2	Level 3	Total
Dynamic Real Return
Futures contracts (unrealized depreciation)	$(3,229)	$—	$—	$(3,229)
Total	$(3,229)	$—	$—	$(3,229)
Global Allocation
Forward contracts (unrealized depreciation)	$—	$(61,253)	$—	$(61,253)
Futures contracts (unrealized depreciation)	(382,348)	—	—	(382,348)
Total	$(382,348)	$(61,253)	$—	$(443,601)
Long Short
Futures contracts (unrealized depreciation)	$(1,859,704)	$—	$—	$(1,859,704)
Total	$(1,859,704)	$—	$—	$(1,859,704)

The Funds had no transfers between Levels 1 and 2 during the six months ended April 30, 2013. As of April 30, 2013, one security in Global Allocation transferred from Level 1 to Level 3 as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service.

##  At April 30, 2013, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Real Return	$15,248,531	$519,000	$113,710	$405,290
Global Allocation	26,248,540	793,926	168,469	625,457
Long Short	584,445,979	34,349,391	5,898,558	28,450,833

*  Security did not produce income during the last twelve months.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2013, these securities amounted to $14,280 or 0.1% of net assets for Dynamic Real Return.

È  All or a portion of this security is on loan.

ØØ  All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or total return swap contracts and/or financial futures contracts.

§  Affiliated issuer.

‡  At April 30, 2013, Global Allocation had deposited $7,464,935 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At April 30, 2013, Long Short had deposited $88,453,506 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

a  Principal amount is stated in the currency in which security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

SEK = Swedish Krona

±  See Note A-14 in the Notes to Financial Statements for the Funds' open positions in derivatives at April 30, 2013.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

	DYNAMIC REAL RETURN FUND	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	April 30, 2013	April 30, 2013	April 30, 2013
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$9,980,313	$26,873,997	$612,896,812
Affiliated issuers	5,673,508	—	—
	15,653,821	26,873,997	612,896,812
Cash	—	—	11,378
Foreign currency	22,978	176,931	743,843
Deposits with brokers for short sales (Note A-11)	—	7,247,455	88,453,506
Deposits with brokers for futures contracts (Note A-14)	3,888	1,974,430	3,220,777
Dividends and interest receivable	28,514	7,645	1,720,493
Receivable for securities sold	—	—	2,578,640
Receivable for Fund shares sold	40,056	1,439,277	19,193,818
Receivable from Management—net (Note B)	29,732	26,289	—
Total return swaps, at value (Note A-14)	—	301,434	—
Cash collateral for securities loaned (Note A-12)	—	217,491	—
Receivable for variation margin (Note A-14)	31	11,366	141,467
Receivable for open forward foreign currency contracts (Note A-14)	—	29,918	—
Prepaid expenses and other assets	4,919	33,092	58,917
Total Assets	15,783,939	38,339,325	729,019,651
Liabilities
Investments sold short, at value (Note A) (proceeds $7,356,294 and $80,208,048, respectively)	—	7,207,701	84,522,280
Dividends payable for short sales	—	6,449	14,518
Payable for collateral on securities loaned (Note A-12)	—	217,491	—
Payable to investment manager (Note B)	4,922	14,573	526,429
Payable for securities purchased	11,534	—	20,106,176
Payable for Fund shares redeemed	—	—	3,998,386
Payable to administrator—net (Note B)	—	—	193,981
Payable to trustees	1,609	1,509	1,509
Payable for open forward foreign currency contracts (Note A-14)	—	61,253	—
Accrued expenses and other payables	51,387	116,085	149,421
Total Liabilities	69,452	7,625,061	109,512,700
Net Assets	$15,714,487	$30,714,264	$619,506,951
Net Assets consist of:
Paid-in capital	$15,268,967	$28,934,699	$594,880,204
Undistributed net investment income (loss)	63,519	—	95,842
Distributions in excess of net investment income	—	(21,141)	—
Accumulated net realized gains (losses) on investments	(28,284)	(376,952)	1,579,177
Net unrealized appreciation (depreciation) in value of investments	410,285	2,177,658	22,951,728
Net Assets	$15,714,487	$30,714,264	$619,506,951
Net Assets
Institutional Class	$15,500,447	$15,952,312	$375,415,740
Class A	106,661	10,068,348	200,738,426
Class C	107,379	4,693,604	43,352,785

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	DYNAMIC REAL RETURN FUND	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	April 30, 2013	April 30, 2013	April 30, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,486,858	1,422,058	31,734,570
Class A	10,246	900,730	17,037,834
Class C	10,343	423,248	3,710,505
Net Asset Value, offering and redemption price per share
Institutional Class	$10.42	$11.22	$11.83
Net Asset Value and redemption price per share
Class A	$10.41	$11.18	$11.78
Offering Price per share
Class A‡	$11.05	$11.86	$12.50
Net Asset Value and offering price per share
Class C^	$10.38	$11.09	$11.68
†Securities on loan, at value:
Unaffiliated issuers	$—	$211,131	$—
*Cost of Investments
Unaffiliated issuers	$9,552,764	$26,242,879	$583,773,166
Affiliated issuers	5,695,767	—	—
Total cost of investments	$15,248,531	$26,242,879	$583,773,166
Total cost of foreign currency	$22,882	$177,093	$736,258

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

	DYNAMIC REAL RETURN FUND	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	Period from December 19, 2012 (Commencement of Operations) to April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$28,001	$99,629	$1,704,907
Dividend income—affiliated issuers (Note F)	44,267	—	—
Interest income—unaffiliated issuers	13,153	1,322	1,736,807
Income from securities loaned—net (Note A-12)	—	1,322	—
Foreign taxes withheld	(29)	(2,012)	(17,187)
Total income	$85,392	$100,261	$3,424,527
Expenses:
Investment management fees (Note B)	20,622	83,460	1,808,579
Administration fees (Note B)	1,904	6,304	91,058
Administration fees (Note B):
Institutional Class	2,788	5,182	85,928
Class A	75	6,240	95,849
Class C	76	3,256	16,728
Distribution fees (Note B):
Class A	94	7,800	119,812
Class C	379	16,282	83,639
Shareholder servicing agent fees:
Institutional Class	1,816	581	8,730
Class A	1,561	655	12,312
Class C	1,556	299	1,140
Organization expense (Note A-8)	212,980	—	—
Audit fees	17,621	34,349	15,912
Custodian fees	18,673	60,726	57,779
Insurance expense	—	1,107	842
Legal fees	34,616	88,453	46,574
Registration and filing fees	3,751	37,138	83,648
Reimbursement of expenses previously assumed by Management (Note B)	—	—	60,230
Shareholder reports	8,391	538	24,343
Trustees' fees and expenses	12,991	23,628	23,628
Short sales expense (Note A-11)	—	77,268	368,967
Miscellaneous	1,046	5,060	6,038
Total expenses	340,940	458,326	3,011,736
Expenses reimbursed by Management (Note B)	(311,560)	(261,833)	—
Investment management fees waived (Note A-16)	(7,507)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A-17)	—	(16)	(48)
Total net expenses	21,873	196,477	3,011,688
Net investment income (loss)	$63,519	$(96,216)	$412,839

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	DYNAMIC REAL RETURN FUND	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	Period from December 19, 2012 (Commencement of Operations) to April 30, 2013	For the Six Months Ended April 30, 2013	For the Six Months Ended April 30, 2013
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,705	336,730	4,945,782
Sales of investment securities of unaffiliated issuers sold short	—	(245,330)	(916,593)
Forward foreign currency contracts	—	28,737	—
Foreign currency	(5,444)	(1,195)	(6,339)
Financial futures contracts	(36,545)	(915,532)	(2,240,384)
Total return swap contracts	—	1,128,589	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	405,290	592,389	27,356,146
Unaffiliated investment securities sold short	—	(34,563)	(4,331,821)
Forward foreign currency contracts	—	(27,618)	—
Foreign currency	128	348	2,004
Financial futures contracts	4,867	1,115,465	(2,038,901)
Total return swap contracts	—	386,466	—
Net gain (loss) on investments	382,001	2,364,486	22,769,894
Net increase (decrease) in net assets resulting from operations	$445,520	$2,268,270	$23,182,733

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	DYNAMIC REAL RETURN FUND	GLOBAL ALLOCATION FUND		LONG SHORT FUND
	Period from December 29, 2012 (Commencement of Operations) to April 30, 2013	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012 (Unaudited)	Six Months Ended April 30, 2013	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$63,519	$(96,216)	$(189,871)	$412,839	$105,627
Net realized gain (loss) on investments	(28,284)	331,999	530,075	1,782,466	659,165
Change in net unrealized appreciation (depreciation) of investments	410,285	2,032,487	(189,034)	20,987,428	1,964,300
Net increase (decrease) in net assets resulting from operations	445,520	2,268,270	151,170	23,182,733	2,729,092
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	—	(158,784)	(126,485)	(314,298)	—
Class A	—	(62,020)	(3,706)	(105,289)	—
Class C	—	(11,158)	(1,337)	(3,759)	—
Net realized gain on investments:
Institutional Class	—	—	(426,028)	(580,685)	—
Class A	—	—	(13,551)	(246,351)	—
Class C	—	—	(5,721)	(35,045)	—
Total distributions to shareholders	—	(231,962)	(576,828)	(1,285,427)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	15,067,982	7,080,742	15,325,607	291,663,264	92,669,640
Class A	102,500	6,781,458	9,666,922	176,218,196	26,973,514
Class C	103,500	2,254,916	2,100,306	39,266,031	3,294,397
Proceeds from reinvestment of dividends and distributions:
Institutional Class	—	157,181	552,345	853,873	—
Class A	—	51,292	17,256	293,006	—
Class C	—	10,981	7,058	17,797	—
Payments for shares redeemed:
Institutional Class	(5,015)	(1,282,083)	(12,348,482)	(23,365,157)	(2,540,314)
Class A	—	(808,234)	(6,391,944)	(9,850,106)	(161,483)
Class C	—	(55,372)	(9,541)	(452,105)	—
Net increase (decrease) from Fund share transactions	15,268,967	14,190,881	8,919,527	474,644,799	120,235,754
Net Increase (Decrease) in Net Assets	15,714,487	16,227,189	8,493,869	496,542,105	122,964,846
Net Assets:
Beginning of period	—	14,487,075	5,993,206	122,964,846	—
End of period	$15,714,487	$30,714,264	$14,487,075	$619,506,951	$122,964,846
Undistributed net investment income (loss) at end of period	$63,519	$—	$307,037	$95,842	$106,349
Distributions in excess of net investment income at end of period	$—	$(21,141)	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Alternative Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust and is non-diversified. Long Short had no operations until December 29, 2011, other than matters relating to its organization and registration of shares under the 1933 Act. Dynamic Real Return had no operations until December 19, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Long Short, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Global Allocation and Long Short to continue to, and the intention of Dynamic Real Return to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. As of April 30, 2013, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: accounting for passive foreign investment companies gains and losses, §988 reclass on closed futures, foreign currency gains and losses, non-deductible Rule 12b-1 fees, the characterization of distributions from real estate investment trusts ("REITs"), short sale dividend expense reclass and income recognized on total return swaps. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2012, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Global Allocation	$(1)	$758,346	$(758,345)
Long Short	(349)	722	(373)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Distributions Paid From:
	Ordinary Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2012		2011		2012		2011		2012		2011		2012		2011		2012		2011
Global Allocation	$561,328		$—	(1)	$—		$—	(1)	$15,500		$—	(1)	$—		$—	(1)	$576,828		$—	(1)
Long Short	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—

(1)  Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(2)  Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$231,894	$—	$69,076	$(634,843)	$77,130	$(256,743)
Long Short	1,014,039	—	1,761,252	—	(45,850)	2,729,441

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, organization expenses, passive foreign investment companies, forward contracts mark to market, mark to market on certain futures contract transactions, mark to market on certain swap contract transactions, short sales settlement date loss deferral, current year straddle losses deferred and accrued swap income not recognized on total return swaps.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for Global Allocation on November 1, 2011, Long Short on December 29, 2011 and Dynamic Real Return on December 19, 2012 (Commencement of Operations). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. As determined at October 31, 2012, Global Allocation had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Global Allocation	$—	$634,843

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Organization expenses: Costs incurred by Dynamic Real Return in connection with its organization, which amounted to $212,980, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Funds. As of April 30, 2013, Global Allocation had pledged cash in the amount of $7,247,455 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At April 30, 2013, Long Short had pledged cash in the amount of $88,453,506 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

12  Security lending: Each of Global Allocation and Long Short, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2013, Global Allocation received net income under the securities lending arrangement of $1,322. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of April 30, 2013, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of April 30, 2013, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$211,131	$217,491

13  Investment company securities and exchange-traded funds: The Funds invests in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14  Derivative instruments: During the six months ended April 30, 2013, the Funds' use of derivatives, as described below for each Fund, was limited to total return swaps, financial futures contracts, forward foreign currency contracts, and purchased option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the six months ended April 30, 2013, Global Allocation used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At April 30, 2013, the outstanding total return swap contracts for Global Allocation were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	$7,840,514	January 7, 2014	.790	%(2)	J.P. Morgan Global Government Bond Total Return Index Unhedged	$(3,787)	$79,424	$75,637
J.P. Morgan	12,460,716	January 15, 2014	.008	%(3)	MSCI Daily Total Return Net World Index	(48)	225,845	225,797
Totals						$(3,835)	$305,269	$301,434

(1)  The notional amount at period end is indicative of the volume throughout the period.

(2)  1 month LIBOR plus .59% at April 5, 2013.

(3)  1 month LIBOR minus .19% at April 11, 2013.

Financial futures contracts: During the period ended April 30, 2013, Dynamic Real Return entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2013, Global Allocation entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund's total return swaps, described above, to the benchmark indices. In addition, Global Allocation utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2013, Long Short entered into financial futures contracts on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2013, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Dynamic Real Return	June 2013	1 Euro Currency	Short	$(3,229)
Dynamic Real Return	June 2013	2 GBP Currency	Long	6,122
Dynamic Real Return	June 2013	1 Canadian Currency	Long	1,726
Dynamic Real Return	September 2014	1 Canada Bankers Accept, 3 month	Long	248
Total				$4,867
Global Allocation	May 2013	8 Hang Seng Index Future	Short	$(9,568)
Global Allocation	June 2013	48 Canadian Currency	Short	(42,637)
Global Allocation	June 2013	29 Euro Currency	Short	(102,197)
Global Allocation	June 2013	14 Euro STOXX 50 Index	Short	(4,407)
Global Allocation	June 2013	22 German Euro Bund	Short	(29,007)
Global Allocation	June 2013	59 Mini Japanese Government Bond, 10 Year	Short	49,581
Global Allocation	June 2013	21 MSCI Emerging Market Muni	Short	(20,737)
Global Allocation	June 2013	49 Australian Dollar	Long	40,807
Global Allocation	June 2013	64 Australian Treasury Bond, 10 Year	Long	203,841
Global Allocation	June 2013	7 Government of Canada Bond, 10 Year	Long	10,434
Global Allocation	June 2013	4 Canadian Currency	Long	5,210
Global Allocation	June 2013	24 CHF Currency	Long	59,241
Global Allocation	June 2013	10 Euro Currency	Long	13,673
Global Allocation	June 2013	22 Euro STOXX 50 Index	Long	9,623
Global Allocation	June 2013	55 FTSE 100 Index	Long	690
Global Allocation	June 2013	17 GBP Currency	Long	43,166
Global Allocation	June 2013	5 German Euro Bund	Long	19,733
Global Allocation	June 2013	48 Japanese Yen	Long	(122,707)
Global Allocation	June 2013	8 Mini Japanese Government Bond, 10 Year	Long	(1,769)
Global Allocation	June 2013	12 S&P TSX 60 Index	Long	(49,319)
Global Allocation	June 2013	45 S&P 500 E-Mini Index	Long	69,789
Global Allocation	June 2013	9 SPI 200 Index	Long	38,723
Global Allocation	June 2013	28 Topix Index	Long	490,473
Global Allocation	June 2013	53 UK Long Gilt Bond	Long	325,742
Global Allocation	June 2013	80 US Treasury Note, 10 Year	Long	129,797
Total				$1,128,175
Long Short	June 2013	831 S&P 500 E-Mini Index	Short	$(1,531,385)
Long Short	June 2013	205 US Treasury Note, 10 Year	Short	(328,319)
Total				$(1,859,704)

During the period ended April 30, 2013, the average notional value of financial futures contracts was:

	Long positions	Short positions
Dynamic Real Return	$272,814	$(380,485)
Global Allocation	$30,755,294	$(20,210,523)
Long Short	$—	$(45,374,942)

At April 30, 2013, the notional value of financial futures contracts was:

	Long positions	Short positions
Dynamic Real Return	$538,165	$(164,575)
Global Allocation	$65,834,227	$(25,279,468)
Long Short	$—	$(93,494,582)

At April 30, 2013, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Dynamic Real Return	$3,888
Global Allocation	$1,974,430
Long Short	$3,220,777

Forward foreign currency contracts: During the six months ended April 30, 2013, Global Allocation entered into forward foreign currency contracts ("forward contract") to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

At April 30, 2013, open forward contracts for Global Allocation were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Brazilian Real	Goldman Sachs	531,890	$262,532	5/16/13	$265,447	$2,915
Chilean Peso	Goldman Sachs	332,014,815	697,950	5/16/13	703,674	5,724
New Taiwan Dollar	JP Morgan Chase	21,554,925	722,229	5/16/13	730,498	8,269
South African Rand	JP Morgan Chase	3,875,154	418,076	5/16/13	431,086	13,010
Total						$29,918
Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Czech Koruna	Barclays	10,219,834	$505,320	5/16/13	$521,802	$(16,482)
Hungarian Forint	Morgan Stanley	147,301,609	622,445	5/16/13	647,209	(24,764)
Idonesian Rupiah	JP Morgan Chase	1,427,595,400	145,673	5/16/13	146,587	(914)
South Korean Won	Barclays	413,885,955	368,718	5/16/13	375,637	(6,919)
Mexican Peso	Barclays	1,712,156	138,203	5/16/13	140,856	(2,653)
Polish Zloty	Goldman Sachs	821,224	250,526	5/16/13	259,701	(9,175)
Singapore Dollar	Morgan Stanley	86,196	69,635	5/16/13	69,981	(346)
Total						$(61,253)

For the six months ended April 30, 2013, Global Allocation's investment in forward contracts had an average value of $3,216,031.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

There were no written option transactions for Long Short for the six months ended April 30, 2013.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the six months ended April 30, 2013. Purchased option transactions for Long Short for the six months ended April 30, 2013 were:

Long Short

	Number	Value When Purchased
Contracts outstanding 10/31/2012	100	$21,650
Contracts purchased	2,605	205,425
Contracts expired	(1,730)	(165,102)
Contracts exercised	(250)	(15,606)
Contracts closed	(725)	(46,367)
Contracts outstanding 4/30/2013	—	$—

For the six months ended April 30, 2013, Long Short had an average market value of $18,107 in purchased options.

At April 30, 2013, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

	Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Receivable/Payable for variation margin(2)	$248	$7,848	$—	$8,096
Total Value—Assets		$248	$7,848	$—	$8,096

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$301,434	$301,434
Futures contracts	Receivable/Payable for variation margin(2)	1,348,426	162,097	—	1,510,523
Forward contracts	Receivable for open forward foreign currency contracts	—	29,918	—	29,918
Total Value—Assets		$1,348,426	$192,015	$301,434	$1,841,875
	Liability Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Receivable/Payable for variation margin(2)	$	$(3,229)	$—	$(3,229)
Total Value—Liabilities		$—	$(3,229)	$—	$(3,229)
Global Allocation
Futures contracts	Receivable/Payable for variation margin(2)	$(30,776)	$(351,572)	$—	$(382,348)
Forward contracts	Payable for open	—	(61,253)	—	(61,253)
	forward foreign currency contracts
Total Value—Liabilities		$(30,776)	$(412,825)	$—	$(443,601)
Long Short
Futures contracts	Receivable/Payable for variation margin(2)	$(328,319)	$—	$(1,531,385)	$(1,859,704)
Total Value—Liabilities		$(328,319)	$—	$(1,531,385)	$(1,859,704)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of April 30, 2013, which is reflected in the Statements of Assets and Liabilities under the caption "Total return swaps, at value."

(2)  "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2013, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2013, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2013, was as follows:

Realized Gain (Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(28,115)	$(8,430)	$—	$(36,545)
Total Realized Gain (Loss)		$(28,115)	$(8,430)	$—	$(36,545)
Global Allocation
Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	$1,128,589	$1,128,589
Futures contracts	Net realized gain (loss) on: financial futures contracts	(868,066)	(47,466)	—	(915,532)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	28,737	—	28,737
Total Realized Gain (Loss)		$(868,066)	$(18,729)	$1,128,589	$241,794
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(116,919)	$—	$(2,123,465)	$(2,240,384)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(118,433)	(118,433)
Total Realized Gain (Loss)		$(116,919)	$—	$(2,241,898)	$(2,358,817)
Change in Appreciation (Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$248	$4,619	$—	$4,867
Total Change in Appreciation (Depreciation)		$248	$4,619	$—	$4,867

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$386,466	$386,466
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	1,256,744	(141,279)	—	1,115,465
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(27,618)	—	(27,618)
Total Change in Appreciation (Depreciation)		$1,256,744	$(168,897)	$386,466	$1,474,313
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(328,319)	$—	$(1,710,582)	$(2,038,901)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(2,900)	(2,900)
Total Change in Appreciation (Depreciation)		$(328,319)	$—	$(1,713,482)	$(2,041,801)

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust

16  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Through April 30, 2013, Dynamic Real Return invested in the Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), and Neuberger Berman Risk Balanced Commodity Strategy Fund ("Risk Balanced Commodity Strategy") (collectively the "Underlying Funds").

For the Fund's investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended April 30, 2013, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended April 30, 2013, income earned under this Arrangement on Dynamic Real Return's investments is reflected in the Statements of Operations under the caption "Dividend income—affiliated issuers." For the fiscal period ended April 30, 2013, management fees waived and income earned under this Arrangement on Dynamic Real Return's investments in the Underlying Funds were as follows:

Management fee waived	$7,507
Income earned	44,267

17  Expense offset arrangement: Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2013, the impact of this arrangement was a reduction of expenses of $0, $16 and $48 for Dynamic Real Return, Global Allocation and Long Short, respectively.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Dynamic Real Return pays Management a fee at the annual rate of 0.650% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million, 0.600% of the next $250 million, 0.575% of the next $250 million, 0.550% of the next $500 million, 0.525% of the next $2.5 billion, and 0.500% of the average daily net assets in excess of $4 billion. As of February 28, 2013, Global Allocation pays Management a fee at the annual rate of 0.650% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion. Prior to February 28, 2013 Global Allocation paid Management a fee at the annual rate of 0.900% of the first $1 billion of the Fund's average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Accordingly, for the period ended April 30, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.65% (0.41% after management fee waiver (See Note A-16)), 0.79% and 1.19% of Dynamic Real Return's, Global Allocation's and Long Short's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and each Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, and, as of June 22, 2011 for Global Allocation and as of the commencement of operations for Dynamic Real Return and Long Short, exclude dividend expenses relating to short sales, as well as interest expenses relating to short sales for Dynamic Real Return, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2013, the Institutional Class of Long Short, Class A of Long Short and Class C of Long Short reimbursed Management $42,286, $14,132 and $3,812, respectively, under its contractual expense limitation.

At April 30, 2013, contingent liabilities to Management under the contractual expense limitation were as follows:

				Expenses Reimbursed In Fiscal Period Ending, October 31,
				2011		2012		2013
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015		2016
Dynamic Real Return Institutional Class	0.90%		10/31/15	$—		$—		$299,884	(4)
Dynamic Real Return Class A	1.26%		10/31/15	—		—		5,808	(4)
Dynamic Real Return Class C	2.01%		10/31/15	—		—		5,868	(4)
Global Allocation Institutional Class	0.90	%(5)	10/31/16	894,111	(2)	342,304		144,608
Global Allocation Class A	1.26	%(5)	10/31/16	11,162	(2)	125,936		76,685
Global Allocation Class C	2.01	%(5)	10/31/16	6,919	(2)	19,134		40,540
Long Short Institutional Class	1.70%		10/31/16	—		226,826	(3)	—
Long Short Class A	2.06%		10/31/16	—		29,385	(3)	—
Long Short Class C	2.81%		10/31/16	—		7,239	(3)	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(3)  Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(4)  Period from December 19, 2012 (Commencement of Operations) to April 30, 2013.

(5)  Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Dynamic Real Return and Global Allocation, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Management, NBFI, and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH common equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's common units as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dynamic Real Return Class A	$—	$—	$—	$—
Dynamic Real Return Class C	—	—	—	—
Global Allocation Class A	9,044	—	—	—
Global Allocation Class C	—	352	—	—
Long Short Class A	53,978	—	—	—
Long Short Class C	—	2,777	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2013, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Dynamic Real Return	$16,146,359	$—	$1,300,332	$—
Global Allocation	8,311,188	7,751,314	5,611,089	4,389,109
Long Short	433,497,274	107,185,946	83,212,578	38,767,600

During the six months ended April 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2013 and for the year ended October 31, 2012 was as follows:

	For the Six Months Ended April 30, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dynamic Real Return
Institutional Class(2)	1,487,348	—	(490)	1,486,858	—	—	—	—
Class A(2)	10,246	—	—	10,246	—	—	—	—
Class C(2)	10,343	—	—	10,343	—	—	—	—
Global Allocation
Institutional Class	661,621	14,913	(119,079)	557,455	1,526,708	58,760	(1,285,156)	300,312
Class A	638,209	4,880	(75,951)	567,138	962,595	1,841	(643,796)	320,640
Class C	213,849	1,050	(5,254)	209,645	209,308	756	(939)	209,125
Long Short
Institutional Class	25,346,136	76,375	(2,033,858)	23,388,653	8,577,855	—	(231,938)	8,345,917	(1)
Class A	15,416,993	26,279	(849,223)	14,594,049	2,458,443	—	(14,658)	2,443,785	(1)
Class C	3,443,099	1,606	(39,535)	3,405,170	305,335	—	—	305,335	(1)

(1)  Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(2)  Period from December 19, 2012 (Commencement of Operations) to April 30, 2013.

Note E—Line of Credit:

At April 30, 2013, each Fund (except Dynamic Real Return) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2013. During the six months ended April 30, 2013, none of the Funds utilized this line of credit.

Note F—Investments in Affiliates(1):

	Balance of Shares Held December 19(2), 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2013	Value April 30, 2013	Income from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Dynamic Real Return
Neuberger Berman Emerging Markets Equity Fund Institutional Class	—	70,685	—	70,685	$1,195,934	$—	$—
Neuberger Berman Floating Rate Income Fund Institutional Class	—	140,358	—	140,358	1,454,081	15,414	—
Neuberger Berman High Income Bond Fund Institutional Class	—	147,928	—	147,928	1,443,406	28,853	—
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	—	171,487	—	171,487	1,580,087	—	—
Total					$5,673,508	$44,267	$—

(1)  Affiliated issuers, as defined in the 1940 Act. Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the SEC that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order.

(2)  Commencement of Operations.

Note G—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return††
Dynamic Real Return Fund
Institutional Class
Period from 12/19/2012^ to 4/30/2013 (Unaudited)	$10.00	$0.08	$0.34	$0.42	$—	$—	$—	$10.42	4.20	%**
Class A
Period from 12/19/2012^ to 4/30/2013 (Unaudited)	$10.00	$0.06	$0.35	$0.41	$—	$—	$—	$10.41	4.10	%**
Class C
Period from 12/19/2012^ to 4/30/2013 (Unaudited)	$10.00	$0.04	$0.34	$0.38	$—	$—	$—	$10.38	3.80	%**
Global Allocation Fund
Institutional Class
4/30/2013 (Unaudited)	$10.30	$(0.03)	$1.10	$1.07	$(0.15)	$—	$(0.15)	$11.22	10.52	%**
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$10.30	9.60%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$10.30	3.00	%**
Class A
4/30/2013 (Unaudited)	$10.25	$(0.05)	$1.10	$1.05	$(0.12)	$—	$(0.12)	$11.18	10.30	%**
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$10.25	9.24%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$10.27	2.70	%**
Class C
4/30/2013 (Unaudited)	$10.13	$(0.09)	$1.09	$1.00	$(0.04)	$—	$(0.04)	$11.09	9.93	%**
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$10.13	8.34%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$10.21	2.10	%**

See Notes to Financial Highlights

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Dynamic Real Return Fund
Institutional Class
Period from 12/19/2012^ to 4/30/2013 (Unaudited)	$15.5	6.34	%‡*	6.34	%‡Ø*	.67	%‡*	.67	%‡Ø*	2.02	%‡*	14	%**	14	%Ø**
Class A
Period from 12/19/2012^ to 4/30/2013 (Unaudited)	$0.1	11.66	%‡*	11.66	%‡Ø*	1.03	%‡*	1.03	%‡Ø*	1.70	%‡*	14	%**	14	%Ø**
Class C
Period from 12/19/2012^ to 4/30/2013 (Unaudited)	$0.1	12.35	%‡*	12.35	%‡Ø*	1.78	%‡*	1.78	%‡Ø*	.95	%‡*	14	%**	14	%Ø**
Global Allocation Fund
Institutional Class
4/30/2013 (Unaudited)	$16.0	4.10	%*	3.60	%*	1.59	%*	1.09	%*	(.60	%)*	119	%**	103	%**
10/31/2012	$8.9	5.01%		4.55%		1.68%		1.22%		(1.19%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$5.8	18.45	%‡*	18.31	%‡*^^	1.36	%‡*	1.21	%‡*^^	(.95	%)‡*	268	%**	216	%**
Class A
4/30/2013 (Unaudited)	$10.1	4.42	%*	3.90	%*	1.96	%*	1.44	%*	(1.04	%)*	119	%**	103	%**
10/31/2012	$3.4	5.41%		4.93%		2.07%		1.59%		(1.48%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$0.1	22.01	%‡*	21.63	%‡*^^	1.96	%‡*	1.58	%‡*^^	(1.64	%)‡*	268	%**	216	%**
Class C
4/30/2013 (Unaudited)	$4.7	5.19	%*	4.68	%*	2.70	%*	2.19	%*	(1.78	%)*	119	%**	103	%**
10/31/2012	$2.2	6.47%		6.03%		2.78%		2.34%		(2.26%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$0.0	25.07	%‡*	24.87	%‡*^^	2.52	%‡*	2.33	%‡*^^	(2.12	%)‡*	268	%**	216	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return††
Long Short Fund
Institutional Class
4/30/2013 (Unaudited)	$11.09	$0.03	$0.80	$0.83	$(0.03)	$(0.06)	$(0.09)	$11.83	7.56	%**
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$11.09	10.90	%**
Class A
4/30/2013 (Unaudited)	$11.06	$0.00	$0.81	$0.81	$(0.03)	$(0.06)	$(0.09)	$11.78	7.34	%**
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$11.06	10.60	%**
Class C
4/30/2013 (Unaudited)	$10.99	$(0.04)	$0.80	$0.76	$(0.01)	$(0.06)	$(0.07)	$11.68	6.92	%**
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$10.99	9.90	%**

See Notes to Financial Highlights

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund
Institutional Class
4/30/2013 (Unaudited)	$375.4	1.81	%*	1.70	%*	1.81	%§*	1.70	%§*	.46	%*	67	%**	33	%**
Period from 12/29/2011^ to 10/31/2012	$92.6	2.78	%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	.40	%‡*	93	%**	56	%**
Class A
4/30/2013 (Unaudited)	$200.7	2.17	%*	2.06	%*	2.17	%§*	2.06	%§*	.06	%*	67	%**	33	%**
Period from 12/29/2011^ to 10/31/2012	$27.0	3.21	%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	.05	%‡*	93	%**	56	%**
Class C
4/30/2013 (Unaudited)	$43.4	2.91	%*	2.81	%*	2.91	%§*	2.81	%§*	(.70	%)*	67	%**	33	%**
Period from 12/29/2011^ to 10/31/2012	$3.4	4.34	%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(.69	%)‡*	93	%**	56	%**

Notes to Financial Highlights (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expense.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short
	Six Months Ended April 30, 2013
Long Short Fund Institutional Class	1.77%	1.66%
Long Short Fund Class A	2.14%	2.03%
Long Short Fund Class C	2.86%	2.76%

*  Annualized.

**  Not annualized.

^^  As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  Dynamic Real Return did not engage in short sales.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on June 24, 2012, the Board of Trustees of Neuberger Berman Alternative Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Alternative Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Dynamic Real Return Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and met with senior representatives of Management regarding personnel, operations and financial conditions of Management and Neuberger Berman Fixed Income LLC ("NBFI"), the Sub-Adviser, as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and NBFI; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the experience of the portfolio management personnel of Management and NBFI who would perform services for the Fund. The Board also considered the hypothetical performance over a several year period of a model portfolio using similar investment objectives, policies and strategies to the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant compliance problems. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. They considered that the Fund was intended to invest primarily in affiliated underlying funds pursuant to exemptive relief obtained from the Securities and Exchange Commission.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio for each class of the Fund to a peer group of broadly comparable funds and classes, including how the Fund's effective management fee at different asset levels and the Fund's net expenses for each class compared to the mean and median of the peer group. The Board considered, for any assets that the Fund invests in an affiliated underlying fund, Management's undertaking to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund. In addition, the Board considered the contractual limits on the Fund's expenses undertaken by Management for the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management provides to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board was advised that most funds in the comparison group either had no breakpoints or had breakpoints that were only instituted once the comparable fund had assets in excess of $1 billion. Although advisory and administrative fees for some classes of the Fund were in the bottom quartile of the comparison group, the expense ratio was close to the median of that group, indicating that in return for its fee, Management would provide more of the required administrative services than do some other manager/administrators in the comparison group.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0088 06/13

Neuberger Berman Alternative and Multi-Asset Class Funds®

Semi-Annual Report dated April 30, 2013

The following replaces the first paragraph under “Note A - Summary of Significant Accounting Policies” in the Notes to Financial Statements Alternative Funds (Unaudited) on page 39:

1
General: Neuberger Berman Alternative Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). Each Fund is a separate operating series of the Trust. Global Allocation and Long Short are each non-diversified and Dynamic Real Return is diversified. Long Short had no operations until December 29, 2011, other than matters relating to its organization and registration of shares under the 1933 Act. Dynamic Real Return had no operations until December 19, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com N0217 06/13

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Semi-Annual Report

April 30, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	6
CONSOLIDATED SCHEDULE OF INVESTMENTS	8
CONSOLIDATED FINANCIAL STATEMENTS	12
CONSOLIDATED FINANCIAL HIGHLIGHTS/ PER SHARE DATA	25
Directory	28
Proxy Voting Policies and Procedures	29
Quarterly Portfolio Schedule	29

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the six months ended April 30, 2013. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio.

Overall, the commodity markets were weak during the reporting period. This was triggered by a number of factors, including concerns about China's ability to orchestrate a soft landing for its economy, uncertainties related to the U.S. fiscal cliff and sequestration, as well as fears of contagion from the sovereign debt crisis in Europe. Precious metals and agricultural commodities were the weakest performers during the reporting period, whereas energy produced relatively better results.

While we acknowledge continued uncertainties surrounding the outlook for global growth, we maintain our overall positive long-term outlook for the commodity markets. From a demand perspective, a number of secular trends, including consumption from emerging market countries, remain intact, in our view. In terms of supply, a scarcity of resources persists and, we believe, is not likely to change for some time. Given these dynamics, we feel that commodities continue to be a compelling investment opportunity and a way for investors to diversify their portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Risk Balanced Commodity Strategy Fund Commentary

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a -6.40% total return for the six months ended April 30, 2013 and underperformed its benchmark, the Dow Jones-UBS Commodity Index, which posted a -6.34% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Overall, the commodity markets generated weak results during the reporting period. A confluence of factors contributed to generally declining commodity prices, including decelerating growth in China as well as fiscal cliff and sequestration-related concerns in the U.S. Investor sentiment was also negatively impacted by ongoing uncertainty in Europe, worsened by the inconclusive election results in Italy and a banking crisis in Cyprus. Within the commodity markets, precious metals posted the weakest results, driven by sharply falling silver and gold prices. Agricultural commodities also performed poorly. Energy and softs (e.g., cotton and sugar) produced relatively better results given rallies in natural gas and cotton.

The Fund's core strategy uses a systematic investment process to balance risk among each of the underlying individual commodities which aggregate into six major commodity sectors: energy, industrial metals, precious metals, agriculture, livestock and softs. The Fund's tactical strategy seeks to gain exposure to commodities and commodity-linked derivative instruments (collectively "commodities") primarily by investing in a wholly owned subsidiary of the Fund formed in the Cayman Islands. Discussion of the Fund's investments in commodities in this report mainly refers to the investments made by that subsidiary. Over the six month reporting period, the core strategy largely drove the Fund's underperformance, while its tactical strategy modestly added value. The largest detractors within the core strategy were precious metals, which fell sharply due to concerns over global demand. The next largest detractor was agriculture, which was dragged down by declining wheat prices given falling grain exports and an oversupply of soy and soybeans. The Fund's allocations to livestock, industrial metals, energy and softs were also detrimental to performance, albeit to lesser extents.

Our active strategy seeks to enhance the Fund's performance by tilting each commodity's exposure relative to its core strategy weight. These tilts are based on short- to medium-term factors, including macroeconomics, supply/demand, the pricing relationships among commodities and the shape of the futures curve. The active strategy added value during each month of the reporting period except for April. The Fund generally maintained overweights versus the benchmark in energy, precious metals and industrial metals, while it was underweighted in agriculture, livestock and softs. Within the active strategy, positioning in nickel, wheat and feeder cattle provided the largest contribution to returns, while our positions in zinc, aluminum and platinum were the largest detractors.

Looking ahead, we believe that the fundamental drivers of commodity prices remain intact. In our view, recent weakness has been driven by business cycle movements and short-term supply increases, rather than structural shifts in the asset class. Over time, we anticipate commodities will be supported by rapid growth in emerging markets. The so-called BRICs (Brazil, Russia, India and China), with perhaps a few additional countries, are projected to experience long-term significant population and per-capita income growth, resulting in larger-than-ever middle classes. We believe these factors are likely to continue to trigger increased consumption of commodities, from food to oil to materials necessary for infrastructure development. At the same time, we anticipate long-term supply issues will persist in the face of a scarcity of resources. Against this backdrop, we feel that commodities remain an important, diversifying component of a long-term investor's portfolio.

Sincerely,

WAI LEE, HAKAN KAYA AND THOMAS SONTAG
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in money market mutual funds.

2

Risk Balanced Commodity Strategy Fund

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)
Corporate Debt Securities	25.7%
Mortgage-Backed Securities	3.7
U.S. Government Agency Securities	3.6
Short-Term Investments	67.0
Total	100.0%

PORTFOLIO BY INVESTMENT EXPOSURE

TO COMMODITY DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	16.0%
Energy	33.7
Industrial Metals	17.7
Livestock	9.0
Precious Metals	16.8
Softs	6.8
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception Date	Six Month Period Ended 04/30/2013	Cumulative Total Return Ended 04/30/2013 Life of Fund
At NAV
Institutional Class	08/27/2012	-6.40%	-7.90%
Class A	08/27/2012	-6.61%	-8.10%
Class C	08/27/2012	-7.02%	-8.60%
With Sales Charge
Class A		-11.97%	-13.38%
Class C		-7.95%	-9.51%
Index
Dow Jones-UBS Commodity Index[1,3]		-6.34%	-8.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1  Please see "Description of Index" on page 5 for a description of the index. Please note that the index does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The Fund was relatively small during the period from August 2012 through January 2013. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

Dow Jones-UBS Commodity Index:

A rolling index composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which are traded on the London Metal Exchange (LME). Weighting is based on liquidity, or the relative amount of trading activity of a particular commodity; dollar-adjusted production data are secondary. All data used are averaged over a five-year period. The DJ-UBSCI is calculated on an excess return basis, reflecting only the return of its underlying commodity price movements. A total return index reflects the return on a fully collateralized investment of the index.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Information as of 4/30/13 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During the Period(1) 11/1/12 - 4/30/13	Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During the Period(1) 11/1/12 - 4/30/13	Expense Ratio
Neuberger Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$936.00	$5.28	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$933.90	$7.00	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class C	$1,000.00	$929.80	$10.57	2.21%	$1,000.00	$1,013.84	$11.03	2.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 of Notes to Consolidated Financial Statements) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

7

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Government Agency Securities (3.5%)
$250,000	Federal Farm Credit Banks, Bonds, 0.23%, due 3/13/15 (Cost $250,123)	$249,939	µ
Mortgage-Backed Securities (3.5%)
Fannie Mae (3.5%)
250,000	Federal National Mortgage Association, Notes, 0.18%, due 6/20/14 (Cost $250,073)	250,067	µ
Corporate Debt Securities (24.8%)
Banks (5.3%)
150,000	JPMorgan Chase & Co., Unsecured Notes, 0.73%, due 4/23/15	150,090	µ
50,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.75%, due 5/1/13	50,000
50,000	Royal Bank of Canada, Senior Unsecured Medium-Term Notes, Ser. 1, 0.58%, due 4/17/14	50,149	µ
50,000	US Bancorp, Medium-Term Notes, 2.00%, due 6/14/13	50,099
75,000	Wells Fargo & Co., Senior Unsecured Notes, 1.20%, due 6/26/15	75,933	µ
		376,271
Beverages (1.4%)
100,000	PepsiCo, Inc., Senior Unsecured Notes, 0.37%, due 5/10/13	100,006	µ
Computers (2.6%)
55,000	Apple, Inc., Senior Unsecured Notes, 0.32%, due 5/3/16	55,000	µ
125,000	International Business Machines Corp., Senior Unsecured Notes, 2.10%, due 5/6/13	125,019
		180,019
Cosmetics - Personal Care (2.1%)
150,000	Procter & Gamble Co., Senior Unsecured Notes, 0.22%, due 2/6/14	149,934	µ
Diversified Financial Services (5.1%)
84,000	American Express Credit Corp., Senior Unsecured Notes, 1.13%, due 6/24/14	84,590	µ
50,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.44%, due 8/27/14	50,097	µ
100,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 0.54%, due 9/15/14	100,096	µ
100,000	John Deere Capital Corp., Senior Unsecured Notes, 0.43%, due 4/25/14	100,166	µ
30,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 0.73%, due 10/11/13	30,065	µ
		365,014
Insurance (0.7%)
50,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.61%, due 1/10/14	50,117	µ
Media (0.9%)
65,000	Walt Disney Co., Senior Unsecured Medium-Term Notes, 0.28%, due 2/11/15	65,000	µ
Oil & Gas (0.7%)
50,000	BP Capital Markets PLC, Guaranteed Notes, 0.88%, due 3/11/14	50,241	µ

See Notes to Schedule of Investments

8

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Pipelines (0.8%)
$57,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.00%, due 6/15/13	$57,220
Retail (3.1%)
68,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	70,085
50,000	Target Corp., Senior Unsecured Notes, 0.45%, due 7/18/14	50,110	µ
97,000	Wal-Mart Stores, Inc., Senior Unsecured Notes, 4.55%, due 5/1/13	97,000
		217,195
Telecommunications (2.1%)
100,000	Cisco Systems, Inc., Senior Unsecured Notes, 0.53%, due 3/14/14	100,205	µ
50,000	Verizon Communications, Inc., Senior Unsecured Notes, 0.89%, due 3/28/14	50,210	µ
		150,415
	Total Corporate Debt Securities (Cost $1,761,174)	1,761,432
Short-Term Investments (64.5%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government(a) (49.1%)
550,000	U.S. Treasury Bills, Disc. Notes, 0.02%, due 5/16/13	549,991
300,000	U.S. Treasury Bills, Disc. Notes, 0.02%, due 5/23/13	299,995
400,000	U.S. Treasury Bills, Disc. Notes, 0.03%, due 6/6/13	399,992
600,000	U.S. Treasury Bills, Disc. Notes, 0.05%, due 6/27/13	599,978
500,000	U.S. Treasury Bills, Disc. Notes, 0.04%, due 7/5/13	499,973
600,000	U.S. Treasury Bills, Disc. Notes, 0.06%, due 8/8/13	599,914
400,000	U.S. Treasury Bills, Disc. Notes, 0.08%, due 8/22/13	399,931
150,000	U.S. Treasury Bills, Disc. Notes, 0.08%, due 10/17/13	149,945
		3,499,719
NUMBER OF SHARES
Money Market Fund (15.4%)
1,095,534	State Street Institutional Government Money Market Fund Institutional Class	1,095,534	ØØ††
	Total Short-Term Investments (Cost $4,594,910)	4,595,253
	Total Investments (96.3%) (Cost $6,856,280)	6,856,691	##
	Cash, receivables and other assets, less liabilities (3.7%)	265,948	±
	Total Net Assets (100.0%)	$7,122,639

See Notes to Schedule of Investments

9

Notes to Consolidated Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Mortgage-Backed Securities. Inputs used to value mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of commodity futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

See Notes to Financial Statements

10

Notes to Consolidated Schedule of Investments (Unaudited) (cont'd)

Investments in money market funds are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government Agency Securities	$—	$249,939	$—	$249,939
Mortgage-Backed Securities^	—	250,067	—	250,067
Corporate Debt Securities^	—	1,761,432	—	1,761,432
Short-Term Investments^	—	4,595,253	—	4,595,253
Total Investments	$—	$6,856,691	$—	$6,856,691

^  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized appreciation)	$182,236	$—	$—	$182,236
Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(399,093)	$—	$—	$(399,093)

##  At April 30, 2013, the cost of investments for U.S. federal income tax purposes was $6,856,280. Gross unrealized appreciation of investments was $788 and gross unrealized depreciation of investments was $377, resulting in net unrealized appreciation of $411 based on cost for U.S. federal income tax purposes.

ØØ  All or a portion of this security is segregated in connection with obligations for commodity futures contracts.

††  A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd., (the "Subsidiary") a wholly-owned subsidiary of the Fund. See Note A-1 of the Notes to Consolidated Financial Statements.

(a)  Interest rate represents discount rate at time of purchase, not a coupon rate.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of April 30, 2013, and their final maturity dates.

±  See Note A-11 in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at April 30, 2013.

See Notes to Financial Statements

11

Consolidated Statement of Assets and Liabilities* (Unaudited)

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
April 30, 2013
Assets
Investments in securities, at value** (Note A)—see Schedule of Investments:
Unaffiliated issuers	$6,856,691
Deposits with brokers for futures contracts (Note A-11)	356,966
Dividends and interest receivable	8,100
Receivable for Fund shares sold	3,333
Receivable for variation margin (Note A-11)	8,019
Receivable from Management—net (Note B)	51,759
Prepaid expenses and other assets	32,503
Total Assets	7,317,371
Liabilities
Payable for securities purchased	105,524
Payable for Fund shares redeemed	5,769
Payable to investment manager (Note B)	3,967
Accrued expenses and other payables	79,472
Total Liabilities	194,732
Net Assets	$7,122,639
Net Assets consist of:
Paid-in capital	$7,606,852
Undistributed net investment income (loss)	(30,819)
Accumulated net realized gains (losses) on investments	(236,948)
Net unrealized appreciation (depreciation) in value of investments	(216,446)
Net Assets	$7,122,639
Net Assets
Institutional Class	$6,852,782
Class A	178,442
Class C	91,415
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	744,120
Class A	19,418
Class C	10,000
Net Asset Value, offering and redemption price per share
Institutional Class	$9.21
Net Asset Value and redemption price per share
Class A	$9.19
Offering Price per share
Class A‡	$9.75
Net Asset Value and offering price per share
Class C^	$9.14
**Cost of Investments	$6,856,280

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

12

Consolidated Statement of Operations* (Unaudited)

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,260
Expenses:
Investment management fees (Note B)	21,284
Administration fees (Note B)	1,824
Administration fees (Note B):
Institutional Class	2,620
Class A	163
Class C	96
Distribution fees (Note B):
Class A	204
Class C	481
Shareholder servicing agent fees:
Institutional Class	322
Class A	108
Class C	61
Subsidiary administration fees (Note B)	24,920
Audit fees	55,633
Custodian fees	20,163
Legal fees	59,638
Registration and filing fees	35,633
Shareholder reports	27,934
Trustees' fees and expenses	23,585
Miscellaneous	4,634
Total expenses	279,303
Expenses reimbursed by Management (Note B)	(244,997)
Expenses reduced by custodian fee expense offset arrangement (Note A-13)	(2)
Total net expenses	34,304
Net investment income (loss)	$(30,044)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	110
Commodity futures contracts	(237,058)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	326
Commodity futures contracts	(181,281)
Net gain (loss) on investments	(417,903)
Net increase (decrease) in net assets resulting from operations	$(447,947)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

13

Consolidated Statements of Changes in Net Assets*

Neuberger Berman Alternative Funds

	RISK BALANCED COMMODITY STRATEGY FUND
	Six Months Ended April 30, 2013 (Unaudited)	Period from August 27, 2012 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(30,044)	$(9,258)
Net realized gain (loss) on investments	(236,948)	(52,003)
Change in net unrealized appreciation (depreciation) of investments	(180,955)	(35,491)
Net increase (decrease) in net assets resulting from operations	(447,947)	(96,752)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	3,757,651	5,069,219
Class A	70,501	129,263
Class C	—	100,000
Payments for shares redeemed:
Institutional Class	(1,453,371)	—
Class A	(5,925)	—
Net increase (decrease) from Fund share transactions	2,368,856	5,298,482
Net Increase (Decrease) in Net Assets	1,920,909	5,201,730
Net Assets:
Beginning of period	5,201,730	—
End of period	$7,122,639	$5,201,730
Undistributed net investment income (loss) at end of period	$(30,819)	$(775)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

14

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2013, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$1,246,551	17.5%

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

4  Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

15

6  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. As of April 30, 2013, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its gross income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's gross income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at period end. Such differences may be attributed to one or more of the following: non-deductible Rule 12b-1 fees, and Subsidiary income, gain (loss) and expense adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the period ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(60,486)	$8,483	$52,003

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$85	$—	$(36,351)	$(36,266)

The difference between book basis and tax basis distributable earnings is primarily due to organizational expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

16

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the six months ended April 30, 2013, the Fund's use of derivatives was limited to commodity futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Commodity futures contracts: During the six months ended April 30, 2013, the Fund entered into commodity futures contracts (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the commodity futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures contracts. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterpary in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterpary to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have

17

not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At April 30, 2013, open positions in commodity futures contracts(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
May 2013	7 Aluminum High Grade	Long	$(42,828)
May 2013	6 Lead	Long	(54,989)
May 2013	2 Nickel	Long	(24,702)
May 2013	5 Zinc	Long	(30,844)
June 2013	6 Aluminum High Grade	Long	(23,016)
June 2013	5 Lead	Long	(30,314)
June 2013	2 Nickel	Long	(15,099)
June 2013	5 Zinc	Long	(26,883)
July 2013	6 Aluminum High Grade	Long	(5,860)
July 2013	5 Lead	Long	(10,102)
July 2013	2 Nickel	Long	(16,599)
July 2013	2 Platinum	Long	(7,911)
July 2013	5 Zinc	Long	(4,071)
August 2013	6 Aluminum High Grade	Long	(2,222)
August 2013	4 Cattle Feeder	Long	(1,852)
August 2013	6 Gas Oil	Long	(3,615)
August 2013	3 Gasoline RBOB	Long	(879)
August 2013	4 Gold 100 Oz.	Long	(51,425)
August 2013	3 Heating Oil	Long	(2,366)
August 2013	4 Lead	Long	(1,656)
August 2013	5 Lean Hogs	Long	(148)
August2013	5 Light Sweet Crude Oil	Long	(1,776)
August 2013	5 Live Cattle	Long	(3,239)
August 2013	5 Natural Gas	Long	(356)
August 2013	3 Nickel	Long	265
August 2013	5 Zinc	Long	(4,570)
September 2013	5 Brent Crude Oil	Long	(5,363)
September 2013	5 Cocoa	Long	1,963
September 2013	2 Coffee	Long	556
September 2013	4 Copper High Grade	Long	937
October 2013	5 Sugar 11	Long	(73)
November 2013	6 Soybean	Long	(14,046)
December 2013	11 Corn	Long	(6,039)
December 2013	4 Cotton No. 2	Long	2,211
December 2013	2 Silver	Long	(536)
December 2013	3 Soybean Meal	Long	(2,160)
December 2013	3 Soybean Oil	Long	(3,371)

18

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2013	5 Wheat	Long	$1,870
December 2013	4 Wheat	Long	1,534
May 2013	7 Aluminum High Grade	Short	33,751
May 2013	6 Lead	Short	47,953
May 2013	2 Nickel	Short	15,135
May 2013	5 Zinc	Short	27,805
June 2013	6 Aluminum High Grade	Short	9,003
June 2013	5 Lead	Short	11,148
June 2013	2 Nickel	Short	16,557
June 2013	5 Zinc	Short	3,867
July 2013	6 Aluminum High Grade	Short	1,790
July 2013	5 Lead	Short	1,711
July 2013	2 Nickel	Short	(183)
July 2013	5 Zinc	Short	4,180
			$(216,857)

(1)  Commodity futures are held by the Subsidiary. See Note A-1 of the Notes to Financial Statements.

During the six months ended April 30, 2013, the average notional value of commodity futures contracts was $9,062,088 for long positions and $(2,766,098) for short positions.

The notional value of commodity futures contracts at April 30, 2013 was $10,088,264 for long positions and $(2,935,729) for short positions.

At April 30, 2013, the Fund had deposited $356,966 in a segregated account to cover margin requirements on open futures contracts.

At April 30, 2013, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$182,236	Receivable/Payable for
Total Value	$182,236	variation margin(1)

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$(399,093)	Receivable/Payable for
Total Value	$(399,093)	variation margin(1)

(1)  "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2013, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2013, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

19

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2013, was as follows:

Realized Gain (Loss)

	Commodity Risk	Consolidated Statement of Operations Location
Futures Contracts	$(237,058)	Net realized gain (loss) on: commodity
Total Realized Gain (Loss)	$(237,058)	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
Futures Contracts	$(181,281)	Change in net unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$(181,281)	commodity futures contracts

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2013, the impact of this arrangement was a reduction of expenses of $2.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the six months ended April 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally,

20

Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2013, these Subsidiary expenses amounted to $50,375.

During the six months ended April 30, 2013, there was no reimbursement to Management under this agreement.

At April 30, 2013, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Period Ending, October 31,
			2012		2013
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2015		2016
Institutional Class	1.10%	10/31/16	$518,969	(2)	$234,377
Class A	1.46%	10/31/16	13,769	(2)	6,689
Class C	2.21%	10/31/16	12,521	(2)	3,931

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH common equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's common units as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

21

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$248	$—	$—	$—
Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2013, there were purchase and sale transactions (excluding commodity futures contracts and short-term investments) of $1,583,074 and $50,341, respectively.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2013 and for the period ended October 31, 2012 was as follows:

	For the Six Months Ended April 30, 2013			For the Period Ended October 31, 2012(1)
	Shares Sold	Shares Redeemed	Total	Shares Sold	Total
Institutional Class	383,768	(145,157)	238,611	505,509	505,509
Class A	7,161	(644)	6,517	12,901	12,901
Class C	—	—	—	10,000	10,000

(1)  Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

At April 30, 2013, the Neuberger Berman Dynamic Real Return Fund, which is also managed by Management, held 22% of the outstanding shares of the Fund.
22

Note E—Line of Credit:

At April 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2013. During the six months ended April 30, 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

23

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Consolidated Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00) respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Risk Balanced Commodity Strategy Fund
Institutional Class
4/30/2013 (Unaudited)	$9.84	$(0.05)	$(0.58)	$(0.63)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—
Class A
4/30/2013 (Unaudited)	$9.84	$(0.06)	$(0.59)	$(0.65)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—
Class C
4/30/2013 (Unaudited)	$9.83	$(0.10)	$(0.59)	$(0.69)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—

See Notes to Financial Highlights

25

	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
4/30/2013 (Unaudited)	$9.21	(6.40	)%**	$6.9	9.15	%*	1.10	%*	(.96	)%*	7	%**
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	)%**	$5.0	25.60	%*‡	1.10	%*‡	(.99	)%*‡	0	%**
Class A
4/30/2013 (Unaudited)	$9.19	(6.61	)%**	$0.2	9.67	%*	1.46	%*	(1.32	)%*	7	%**
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	)%**	$0.1	33.04	%*‡	1.46	%*‡	(1.36	)%*‡	0	%**
Class C
4/30/2013 (Unaudited)	$9.14	(7.02	)%**	$0.1	10.38	%*	2.21	%*	(2.07	)%*	7	%**
Period from 8/27/2012^ to 10/31/2012	$9.83	(1.70	)%**	$0.1	35.12	%*‡	2.21	%*‡	(2.11	)%*‡	0	%**

26

Notes to Financial Highlights (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

27

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

29

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0088 06/13

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ALTERNATIVE FUNDS

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 1, 2013

By:   /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 1, 2013